File No. 33-45961
                                                               File No. 811-6569

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X

                        Pre-Effective Amendment No. ____
                         Post-Effective Amendment No. 11

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                     X

                                Amendment No. 11

WADDELL & REED FUNDS, INC.
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                      (Exact Name as Specified in Charter)

6300 Lamar Avenue, Shawnee Mission, Kansas             66202-4200
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               (Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code  (913) 236-2000
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Kristen A. Richards, P. O. Box 29217, Shawnee Mission, Kansas  66201-9217
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                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective

_____ immediately upon filing pursuant to paragraph (b)

_____ on (date) pursuant to paragraph (b)

_____ 60 days after filing pursuant to paragraph (a)(1)

__X__ on June 30, 1999 pursuant to paragraph (a)(1)

_____ 75 days after filing pursuant to paragraph (a)(2)

_____ on (date) pursuant to paragraph (a)(2) of Rule 485

_____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

       ==================================================================

                   DECLARATION REQUIRED BY RULE 24f-2 (a) (1)

     The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the Registrant's fiscal year ended March 31, 1999 will be filed on or about June 25, 1999.

Waddell & Reed Funds, Inc.

Waddell & Reed Funds, Inc. (the "Corporation") is a management investment company that has eight separate funds (the "Funds"), each of which is designed for investors with different goals.

Asset Strategy Fund seeks high total return over the long term.

Growth Fund seeks capital appreciation.

High Income Fund seeks, as a primary goal, high current income with a secondary goal of capital growth.

International Growth Fund seeks, as a primary goal, long-term appreciation of capital, with a secondary goal of current income.

Limited-Term Bond Fund seeks a high level of current income consistent with preservation of capital.

Municipal Bond Fund seeks to provide income that is not subject to Federal income tax.

Science and Technology Fund seeks long-term capital growth through investment in a portfolio emphasizing science and technology securities.

Total Return Fund seeks to provide current income while seeking capital growth.

The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.


Prospectus
June 30, 1999

Table of Contents


AN OVERVIEW OF THE FUNDS.......................................................4

   ASSET STRATEGY FUND ........................................................4
   PERFORMANCE ................................................................6
   FEES AND EXPENSES ..........................................................8
   GROWTH FUND ...............................................................10
   PERFORMANCE ...............................................................11
   FEES AND EXPENSES .........................................................13
   HIGH INCOME FUND ..........................................................15
   PERFORMANCE ...............................................................17
   FEES AND EXPENSES .........................................................19
   INTERNATIONAL GROWTH FUND .................................................21
   PERFORMANCE ...............................................................22
   FEES AND EXPENSES .........................................................24
   LIMITED-TERM BOND FUND ....................................................26
   PERFORMANCE ...............................................................27
   FEES AND EXPENSES .........................................................29
   MUNICIPAL BOND FUND .......................................................31
   PERFORMANCE ...............................................................33
   FEES AND EXPENSES .........................................................35
   SCIENCE AND TECHNOLOGY FUND ...............................................37
   PERFORMANCE ...............................................................39
   FEES AND EXPENSES .........................................................41
   TOTAL RETURN FUND .........................................................43
   PERFORMANCE ...............................................................45
   FEES AND EXPENSES .........................................................47

THE INVESTMENT PRINCIPLES OF THE FUNDS........................................49

   Investment Goals, Principles Strategies and Other Investments..............49
   All Funds .................................................................56
          Risk Considerations of Principal Strategies and Other Investments...56

      Year 2000 and Euro Issues ..............................................57

YOUR ACCOUNT..................................................................58

   Choosing a Share Class.....................................................61

   Ways to Set Up Your Account................................................61

   Buying Shares..............................................................62

   Minimum Investments........................................................65

   Adding to Your Account.....................................................66

   Selling Shares.............................................................66

   Telephone Transactions ....................................................69

   Shareholder Services ......................................................70
      Personal Service .......................................................70
      Reports ................................................................70
      Exchanges ..............................................................70
      Automatic Transactions for Class B Shareholders ........................71

   Distributions and Taxes....................................................71
      Distributions...........................................................71
      Taxes...................................................................72


THE MANAGEMENT AND EXPENSES OF THE FUNDS......................................75

   Portfolio Management.......................................................75

   Management Fee.............................................................77

FINANCIAL HIGHLIGHTS..........................................................80

An Overview of the Funds


Asset Strategy Fund

Goal
Asset Strategy Fund seeks high total return over the long term.

Principal Strategies
Asset Strategy Fund seeks to achieve its goal by allocating its assets among stocks, bonds of any quality including junk bonds (rated BB and below by Standard & Poor's ("S&P") and Ba and below by Moody's Investors Services ("MIS")) and short-term instruments, both in the United States and abroad. The Fund can invest in securities of companies of any size. The Fund selects a mix which represents the way the Fund's investments will generally be allocated over the long term as indicated in the box below. This mix will vary over shorter time periods as Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, changes the Fund's holdings based on WRIMCO's current outlook for the different markets. These changes may be based on such factors as interest rate changes, security valuation levels and a rise in the potential for growth stocks.

Mix
Stocks 70%          Bonds 25%
(can range          (can range
   from               from
   0-100%)            0-100%)

Short-term 5%
(can range from
 0-100%)

Principal Risks of Investing in the Fund
Because Asset Strategy Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o an increase in interest rates, which may cause the value of the Fund's fixed-income securities to decline;

o  prepayment of higher-yielding bonds held by the Fund;

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o the skill of WRIMCO in allocating the Fund's assets among different types of investments.

Market risk for small- or medium-sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Additionally, stock of smaller companies may experience volatile trading and price fluctuations. Investments by the Fund in "junk bonds" are more susceptible to the risk of non-payment or default, and their prices may be more volatile, than higher-rated bonds.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Asset allocation funds are designed for investors who want to diversify among stocks, bonds and short-term instruments, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, this Fund may be appropriate for you.

Performance

The chart and table below provide some indication of the risks of investing in Asset Strategy Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and the life of the Fund compare with those of a broad measure of market performance.

o The chart presents the total annual returns for Class B and shows how performance has varied from year to year over the life of the Fund.

o The table shows Class B and Class Y average annual returns and compares them to the market indicators listed.

o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)

         1996                                       3.92%
         1997                                      10.84%
         1998                                       8.64%

         In the period shown in the chart, the highest quarterly return was 11.10% (the second quarter of 1997) and the lowest quarterly return was -4.97% (the first quarter of 1997). The Class B return for the fiscal year ended March 31, 1999 was 1.79%.

         The chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class B shares. If the deferred sales charge were included, the returns would be less than those shown. Class Y shares are not subject to a deferred sales charge.

                          Average Annual Total Returns
                           as of December 31, 1998 (%)

                                                 1 Year           Life of Fund*
Class B Shares of Asset
     Strategy Fund                                5.64%               6.99%
S&P 500 Index                                    28.70%              29.35%
Salomon Brothers Broad
     Investment Grade Debt Index                  8.71%               9.06%
Salomon Brothers Short-Term
     Index for 1 Month Certificates
     of Deposit                                   5.67%               5.70%
Lipper All Flexible Portfolio
     Funds Universe Average                      14.22%              17.36%

*The Fund commenced operations on April 20, 1995, with a single class of shares that was subsequently designated Class B shares. Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the investments were effected as of April 30, 1995.

                          Average Annual Total Returns
                           as of December 31, 1998 (%)

                                                 1 Year          Life of Class**
Class Y Shares of Asset
     Strategy Fund                                9.57%               8.66%
S&P 500 Index                                    28.70%              28.30%
Salomon Brothers Broad
     Investment Grade Debt Index                  8.71%               7.29%
Salomon Brothers Short-Term
     Index for 1 Month Certificates
     of Deposit                                   5.67%               5.63%
Lipper All Flexible Portfolio
     Funds Universe Average                      14.22%              15.52%

The indexes shown are broad-based, securities market indexes that are unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

**Since December 29, 1995, the date on which Class Y shares were first acquired by shareholders. Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the investments were effected as of December 31, 1995.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Asset Strategy Fund:

Shareholder Fees
(fees paid directly from                         Class B          Class Y
your investment)                                 -------          -------

  Maximum Sales Charge(Load)
     Imposed on Purchases
     (as a percentage
     of offering price)                           None                None

  Maximum Contingent Deferred
     Sales Charge (Load)                             3%               None
     (as a percentage of
     lesser of amount invested
     or redemption value)(1)

  Maximum Sales Charge (Load)
     Imposed on Reinvested
     Dividends                                    None                None
     (and other Distributions)

  Redemption Fees                                 None                None
     (other than contingent
     deferred sales charge)

  Exchange Fee                                    None                None

  Maximum Account Fee                             None                None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

  Management Fees                                  0.%                 0.%
  Distribution and
     Service (12b-1) Fees(2)                       0.%                 0.%
  Other Expenses                                   0.%                 0.%
  Total Annual Fund
     Operating Expenses                            0.%                 0.%

----------

(1) The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. See "Your Account" for further information about the contingent deferred sales charge applicable to Class B shares.

(2) It is possible that long-term Class B shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class B or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                             Assuming                           Assuming
                            Redemption                        No Redemption
                             at End of                          at End of
                            Each Period                        Each Period
                            -----------                       -------------
                    Class B          Class Y           Class B          Class Y
                    -------          -------           -------          -------
1 year                 $                $                 $                 $
3 years                $                $                 $                 $
5 years                $                $                 $                 $
10 years               $                $                 $                 $


For a more complete discussion of certain expenses and fees, see "Management
Fee."

Growth Fund

Goals
Growth Fund seeks capital appreciation.

Principal Strategies
Growth Fund seeks to achieve its goal by investing primarily in common stocks of U.S. and foreign companies. The Fund typically invests in companies that offer, in the opinion of WRIMCO, above average growth potential, including relatively new or unseasoned companies.

Principal Risks of Investing in the Fund
Because Growth Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

o the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries; and

o  WRIMCO's skill in evaluating and selecting securities for the Fund.

Also, the Fund may invest, to a lesser degree, in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

Market risk for small- and medium-sized companies may be greater than that for large companies. Stock of smaller companies, as well as stock of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Growth Fund is designed for investors seeking long-term capital appreciation, and are willing to accept greater risks than are present with many other mutual funds. It is not intended for investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

Performance

The chart and table below provide some indication of the risks of investing in Growth Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year, 5 years and life of the Fund compare with those of a broad measure of market performance.

o The chart presents the total annual returns for Class B and shows how performance has varied from year to year over the life of the Fund.

o The table shows Class B and Class Y average annual returns and compares them to the market indicators listed.

o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)

         1993                                      24.20%
         1994                                      12.75%
         1995                                      32.14%
         1996                                       2.30%
         1997                                      21.12%
         1998                                      44.57%

         In the period shown in the chart, the highest quarterly return was 28.82% (the fourth quarter of 1998) and the lowest quarterly return was -13.74% (the third quarter of 1998). The Class B return for the fiscal year ended March 31, 1999 was 44.57%.

         The chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class B shares. If the deferred sales charge were included, the returns would be less than those shown. Class Y shares are not subject to a deferred sales charge.

                          Average Annual Total Returns
                           as of December 31, 1998 (%)

                                   1 Year           5 Years        Life of Fund*
                                   ---------------------------------------------
Class B Shares of Growth Fund       41.57%           21.69%            24.30%
Nasdaq Industrials Index             6.62%           10.11%            12.61%
Lipper Small Company Growth Fund
     Universe Average               -0.29%           12.92%            15.78%

* The Fund commenced operations on September 21, 1992 with a single class of shares that was subsequently designated Class B shares. Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the investments were effected as of September 30, 1992.

                          Average Annual Total Returns
                           as of December 31, 1998 (%)

                                                 1 Year         Life of Class**
                                                 ------         ---------------
Class Y Shares of Growth Fund                    45.88%              22.72%
Nasdaq Industrials Index                          6.62%              10.58%
Lipper Small Company Growth Fund
     Universe Average                            -0.29%              12.73%

The indexes shown are broad-based, securities market indexes that are unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

** Since December 29, 1995, the date on which Class Y shares were first acquired by shareholders. Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the investments were effected as of December 31, 1995.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Growth Fund:

Shareholder Fees
(fees paid directly from                         Class B          Class Y
your investment)                                 -------          -------

  Maximum Sales Charge(Load)
     Imposed on Purchases
     (as a percentage
     of offering price)                           None                None

  Maximum Contingent Deferred
     Sales Charge (Load)                             3%               None
     (as a percentage of
     lesser of amount invested
     or redemption value)3

  Maximum Sales Charge (Load)
     Imposed on Reinvested
     Dividends                                    None                None
     (and other Distributions)

  Redemption Fees                                 None                None
     (other than contingent
     deferred sales charge)

  Exchange Fee                                    None                None

  Maximum Account Fee                             None                None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

  Management Fees                                  0.%                 0.%
  Distribution and
     Service (12b-1) Fees4                         0.%                 0.%
  Other Expenses                                   0.%                 0.%
  Total Annual Fund
     Operating Expenses                            0.%                 0.%

----------

(3) The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. See "Your Account" for further information about the contingent deferred sales charge applicable to Class B shares.

(4) It is possible that long-term Class B shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. For a more complete discussion of certain expenses and fees, see "Management Fee."

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class B or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                         Assuming                           Assuming
                        Redemption                        No Redemption
                         at End of                          at End of
                        Each Period                        Each Period
                        -----------                       -------------
                    Class B        Class Y           Class B             Class Y
                    -------        -------           -------             -------
1 year                $                $                 $                 $
3 years               $                $                 $                 $
5 years               $                $                 $                 $
10 years              $                $                 $                 $


For a more complete discussion of certain expenses and fees, see "Management
Fee."

High Income Fund

Goals
High Income Fund seeks, as a primary goal, high current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal.

Principal Strategies
High Income Fund seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are, in the judgment of WRIMCO, consistent with the Fund's goals. The Fund invests primarily in lower quality bonds, commonly called "junk bonds," which are bonds rated BB and below by S&P and Ba and below by MIS. The Fund may also invest a significant portion of its assets in common or preferred stock in order to seek capital growth.

Principal Risks of Investing in the Fund
Because High Income Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o the credit quality, earnings performance and other conditions of the companies whose securities the Fund holds;

o the susceptibility of junk bonds to the risk of non-payment or default, that they may have more volatile prices, and may not be as liquid as higher-rated bonds;

o an increase in interest rates, which may cause the value of a bond held by the Fund to decline;

o  changes in the maturities of bonds owned by the Fund;

o adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

The Fund can invest in companies of any size. Market risk for small- or medium-sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
High Income Fund is designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth where consistent with this income goal, through a diversified, actively managed portfolio. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

The chart and table below provide some indication of the risks of investing in High Income Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and life of the Fund compare with those of a broad measure of market performance.

o The chart presents the total annual returns for Class B and shows how performance has varied from year to year over the life of the Fund.

o The table shows Class B and Class Y average annual returns and compares them to the market indicators listed.

o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)

         1998                                       3.64%

         In the period shown in the chart, the highest quarterly return was 6.82% (the first quarter of 1998) and the lowest quarterly return was -6.62% (the third quarter of 1998). The Class B return for the fiscal year ended March 31, 1999 was -1.72%.

         The chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class B shares. If the deferred sales charge were included, the returns would be less than those shown. Class Y shares are not subject to a deferred sales charge.

                          Average Annual Total Returns
                           as of December 31, 1998 (%)

                                                1 Year            Life of Fund*
                                                ------            -------------
Class B Shares of High
     Income Fund                                  0.72%               3.81%
Salomon Brothers High
     Yield Composite Index                        4.04%               6.44%
Lipper High Current Yield
     Fund Universe Average                       -0.41%               2.32%

                          Average Annual Total Returns
                           as of December 31, 1998 (%)

                                                 1 Year           Life of Fund*
                                                 ------           -------------
Class Y Shares of High
     Income Fund                                   NA%                 NA%
Salomon Brothers High
     Yield Composite Index                        4.04%                NA%
Lipper High Current Yield
     Fund Universe Average                       -0.41%                NA%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goals of the Fund.

*The Fund, offering both Class B and Class Y shares, commenced operations on July 31, 1997.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of High Income Fund:

                                                 Class B            Class Y
                                                 -------            -------

Shareholder Fees
(fees paid directly from
your investment)

  Maximum Sales Charge(Load)
     Imposed on Purchases
     (as a percentage
     of offering price)                           None                None

  Maximum Contingent Deferred
     Sales Charge (Load)                             3%               None
     (as a percentage of
     lesser of amount invested
     or redemption value)(5)

  Maximum Sales Charge (Load)
     Imposed on Reinvested
     Dividends                                    None                None
     (and other Distributions)

  Redemption Fees                                 None                None
     (other than contingent
     deferred sales charge)

  Exchange Fee                                    None                None

  Maximum Account Fee                             None                None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

  Management Fees                                  0.%                 0.%
  Distribution and
     Service (12b-1) Fees(6)                       0.%                 0.%
  Other Expenses                                   0.%                 0.%
  Total Annual Fund
     Operating Expenses                            0.%                 0.%

----------

(5) The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. See "Your Account" for further information about the contingent deferred sales charge applicable to Class B shares.

(6) It is possible that long-term Class B shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class B or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                           Assuming                           Assuming
                          Redemption                        No Redemption
                           at End of                          at End of
                          Each Period                        Each Period
                          -----------                       -------------
                    Class B         Class Y            Class B          Class Y
                    -------         -------            -------          -------
1 year                 $                $                 $                 $
3 years                $                $                 $                 $
5 years                $                $                 $                 $
10 years               $                $                 $                 $

For a more complete discussion of certain expenses and fees, see "Management
Fee."

International Growth Fund

Goals
International Growth Fund seeks, as a primary goal, long-term appreciation of capital. As a secondary goal, the Fund seeks current income.

Principal Strategies
International Growth Fund seeks to achieve its goals by investing primarily in common stocks of foreign companies that WRIMCO believes have the potential for long-term growth. The Fund may also invest in preferred stocks, convertible securities and in fixed-income securities.

Principal Risks of Investing in the Fund
Because International Growth Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o changes in foreign exchange rates, which may affect the value of the securities the Fund holds;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

o the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds; and

o  WRIMCO's skill in evaluating and selecting securities for the Fund.

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
International Growth Fund is designed for investors seeking long-term appreciation of capital by investing primarily in securities issued by foreign companies and governments. You should consider whether the Fund fits your investment objectives.

Performance

The chart and table below provide some indication of the risks of investing in International Growth Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year, 5 years and life of the Fund compare with those of a broad measure of market performance.

o The chart presents the total annual returns for Class B and shows how performance has varied from year to year over the life of the Fund.

o The table shows Class B and Class Y average annual returns and compares them to the market indicators listed.

o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)

         1993                                       3.62%
         1994                                       0.12%
         1995                                       8.34%
         1996                                      19.11%
         1997                                      16.89%
         1998                                      31.72%

         In the period shown in the chart, the highest quarterly return was 23.89% (the first quarter of 1998) and the lowest quarterly return was -18.21% (the third quarter of 1998). The Class B return for the fiscal year ended March 31, 1999 was 10.36%.

         The chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class B shares. If the deferred sales charge were included, the returns would be less than those shown. Class Y shares are not subject to a deferred sales charge.

                          Average Annual Total Returns
                           as of December 31, 1998 (%)

                                   1 Year           5 Years        Life of Fund*
                                   ---------------------------------------------
Class B Shares of International
     Growth Fund                    28.72%           14.74%            11.56%
Morgan Stanley Capital
     International E.A.FE. Index    20.00%            9.19%             8.81%
Lipper International
     Fund Universe Average          13.02%            7.80%             9.99%

* The Fund commenced operations on September 21, 1992 with a single class of shares that was subsequently designated Class B shares. Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the investments were effected as of September 30, 1992.

                          Average Annual Total Returns
                           as of December 31, 1998 (%)

                                                    1 Year       Life of Class**
                                                    ------       ---------------
Class Y Shares of International
     Growth Fund                                     32.94%           23.45%
Morgan Stanley Capital
     International E.A.FE. Index                     20.00%            9.00%
Lipper International
     Fund Universe Average                           13.02%            9.93%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

**Since December 2, 1995, the date on which Class Y shares were first acquired by the public. Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the investments were effected as of December 30, 1995.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of International Growth Fund:




Shareholder Fees
(fees paid directly from                        Class B             Class Y
your investment)                                -------             -------

  Maximum Sales Charge(Load)
     Imposed on Purchases
     (as a percentage
     of offering price)                           None                None

  Maximum Contingent Deferred
     Sales Charge (Load)                             3%               None
     (as a percentage of
     lesser of amount invested
     or redemption value)(7)

  Maximum Sales Charge (Load)
     Imposed on Reinvested
     Dividends                                    None                None
     (and other Distributions)

  Redemption Fees                                 None                None
     (other than contingent
     deferred sales charge)

  Exchange Fee                                    None                None

  Maximum Account Fee                             None                None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

  Management Fees                                  0.%                 0.%
  Distribution and
     Service (12b-1) Fees(8)                       0.%                 0.%
  Other Expenses                                   0.%                 0.%
  Total Annual Fund
     Operating Expenses                            0.%                 0.%

----------

(7) The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. See "Your Account" for further information about the contingent deferred sales charge applicable to Class B shares.

(8) It is possible that long-term Class B shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class B or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                            Assuming                           Assuming
                           Redemption                        No Redemption
                            at End of                          at End of
                           Each Period                        Each Period
                           -----------                       -------------
                   Class B         Class Y           Class B           Class Y
                   -------         -------           -------           -------
1 year                $                $                 $                 $
3 years               $                $                 $                 $
5 years               $                $                 $                 $
10 years              $                $                 $                 $


For a more complete discussion of certain expenses and fees, see "Management
Fee."

Limited-Term Bond Fund

Goal
Limited-Term Bond Fund seeks to provide a high level of current income consistent with preservation of capital.

Principal Strategies
Limited-Term Bond Fund seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including U.S. Government securities. The Fund maintains a dollar-weighted average portfolio maturity of not less than two years and not more than five years.

Principal Risks of Investing in the Fund
Because Limited-Term Bond Fund primarily owns different types of debt securities, a variety of factors can affect its investment performance, such as:

o an increase in interest rates, which may cause the value of the Fund's fixed-income securities to decline;

o the credit quality, earnings performance and other conditions of the issuers whose securities the Fund holds;

o  prepayment of higher-yielding bonds held by the Fund;

o adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Limited-Term Bond Fund is designed for investors seeking a high level of current income consistent with preservation of capital. You should consider whether the Fund fits your investment objectives.

Performance

The chart and table below provide some indication of the risks of investing in Limited-Term Bond Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year, 5 years and life of the Fund compare with those of a broad measure of market performance.

o The chart presents the total annual returns for Class B and shows how performance has varied from year to year over the life of the Fund.

o The table shows Class B and Class Y average annual returns and compares them to the market indicators listed.

o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)

         1993                                       7.32%
         1994                                      -3.04%
         1995                                      12.39%
         1996                                       3.04%
         1997                                       5.64%
         1998                                       5.36%

         In the period shown in the chart, the highest quarterly return was 4.52% (the second quarter of 1995) and the lowest quarterly return was -1.99% (the first quarter of 1994). The Class B return for the fiscal year ended March 31, 1999, was 4.65%.

         The chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class B shares. If the deferred sales charge were included, the returns would be less than those shown. Class Y shares are not subject to a deferred sales charge.

                          Average Annual Total Returns
                           as of December 31, 1998 (%)

                                    1 Year           5 Years       Life of Fund*
                                    --------------------------------------------
Class B Shares of Limited-Term
     Bond Fund                        2.36%            4.56%            4.57%
Salomon Brothers 1-5 Years
     Treasury/Government Sponsored/
     Corporate Index                  7.65%            6.24%            6.09%
Lipper Short-Intermediate
     Investment Grade Debt
     Fund Universe Average            6.63%            5.57%            5.65%

* The Fund commenced operations on September 21, 1992, with a single class of shares that was subsequently designated Class B shares. Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the investments were effected as of September 30, 1992.

                          Average Annual Total Returns
                           as of December 31, 1998 (%)

                                                 1 Year         Life of Class**
Class Y Shares of Limited-Term
     Bond Fund                                    6.25%               5.51%
Salomon Brothers 1-5 Years
     Treasury/Government Sponsored/
     Corporate Index                              7.65%               6.48%
Lipper Short-Intermediate
     Investment Grade Debt
     Fund Universe Average                        6.63%               5.78%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

** Since December 29, 1995, the date on which Class Y shares were first acquired by shareholders. Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the investments were effected as of December 31, 1995.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Limited Term Bond Fund:




Shareholder Fees
(fees paid directly from                         Class B          Class Y
your investment)                                 ------           -------

  Maximum Sales Charge(Load)
     Imposed on Purchases
     (as a percentage
     of offering price)                           None                None

  Maximum Contingent Deferred
     Sales Charge (Load)                             3%               None
     (as a percentage of
     lesser of amount invested
     or redemption value)(9)

  Maximum Sales Charge (Load)
     Imposed on Reinvested
     Dividends                                    None                None
     (and other Distributions)

  Redemption Fees                                 None                None
     (other than contingent
     deferred sales charge)

  Exchange Fee                                    None                None

  Maximum Account Fee                             None                None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

  Management Fees                                  0.%                 0.%
  Distribution and
     Service (12b-1) Fees(10)                      0.%                 0.%
  Other Expenses                                   0.%                 0.%
  Total Annual Fund
     Operating Expenses                            0.%                 0.%

----------

(9) The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. See "Your Account" for further information about the contingent deferred sales charge applicable to Class B shares.

(10) It is possible that long-term Class B shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class B or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                            Assuming                           Assuming
                           Redemption                        No Redemption
                            at End of                          at End of
                           Each Period                        Each Period
                           -----------                       -------------
                    Class B         Class Y           Class B           Class Y
                    -------         -------           -------           -------
1 year                $                $                 $                 $
3 years               $                $                 $                 $
5 years               $                $                 $                 $
10 years              $                $                 $                 $

For a more complete discussion of certain expenses and fees, see "Management
Fee."

Municipal Bond Fund

Goal
Municipal Bond Fund seeks to provide income not subject to Federal income tax.

Principal Strategy
Municipal Bond Fund seeks to achieve its goal by investing primarily in tax-exempt municipal bonds, mainly of investment grade (rated BBB or higher by S&P or Baa or higher by MIS). "Municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund diversifies its holdings among two main types of municipal bonds:

o general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority, and

o revenue bonds, which are payable only from specific sources, such as the revenue from a particular facility or a special tax. Revenue bonds include industrial development bonds ("IDBs"), which finance privately operated facilities.

Principal Risks of Investing in the Fund
Because Municipal Bond Fund primarily owns fixed income securities issued by municipal authorities, a variety of factors can affect its investment performance, such as:

o an increase in interest rates which may cause the value of the Fund's securities to decline;

o  prepayment of higher-yielding bonds held by the Fund ("call risk");

o  changes in the maturities of bonds owned by the Fund;

o the credit quality of the issuers whose securities the Fund owns or of the private companies involved in IDB-financed projects;

o the local economic, political or regulatory environment affecting bonds owned by the Fund;

o  failure of a bond's interest to qualify as tax-exempt;

o adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

o  legislation affecting the tax status of municipal bond interest; and

o the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

A significant portion of the Fund's municipal bond interest may subject investors to the alternative minimum tax ("AMT") for Federal income tax purposes; this would have the effect of reducing the Fund's return to any such investor.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Municipal Bond Fund is designed for investors seeking current income that is primarily free from Federal income tax, through a highly diversified, actively managed portfolio. You should consider whether the Fund fits your particular investment objectives.

Performance

The chart and table below provide some indication of the risks of investing in Municipal Bond Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year, 5 years and life of the Fund compare with those of a broad measure of market performance.

o The chart presents the total annual returns for Class B and shows how performance has varied from year to year over the life of the Fund.

o The table shows Class B average annual returns and compares them to the market indicators listed.

o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)

         1993                                      13.73%
         1994                                      -8.83%
         1995                                      19.14%
         1996                                       3.53%
         1997                                       9.17%
         1998                                       5.12%

         In the period shown in the chart, the highest quarterly return was 8.36% (the first quarter of 1995) and the lowest quarterly return was -7.14% (the first quarter of 1994). The Class B return for the fiscal year ended March 31, 1999, was 4.64%.

         The chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class B shares. If the deferred sales charge were included, the returns would be less than those shown. Class Y shares are not subject to a deferred sales charge.

                          Average Annual Total Returns
                           as of December 31, 1998 (%)

                                1 Year           5 Years        Life of Fund*
                                ---------------------------------------------
Class B Shares of Municipal
     Bond Fund                    2.12%            5.23%             6.71%
Lehman Brothers Municipal
     Debt Index                   6.48%            6.23%             7.22%
Lipper General Municipal Bond
     Debt Fund Universe Average   5.32%            5.44%             6.69%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

* The Fund commenced operations on September 21, 1992. Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the investments were effected as of September 30, 1992.

There were no outstanding Class Y shares until December 30, 1998.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Municipal Bond Fund:




Shareholder Fees
(fees paid directly from                         Class B            Class Y
your investment)                                 -------            -------

  Maximum Sales Charge(Load)
     Imposed on Purchases
     (as a percentage
     of offering price)                           None                None

  Maximum Contingent Deferred
     Sales Charge (Load)                             3%               None
     (as a percentage of
     lesser of amount invested
     or redemption value)(11)

  Maximum Sales Charge (Load)
     Imposed on Reinvested
     Dividends                                    None                None
     (and other Distributions)

  Redemption Fees                                 None                None
     (other than contingent
     deferred sales charge)

  Exchange Fee                                    None                None

  Maximum Account Fee                             None                None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

  Management Fees                                  0.%                 0.%
  Distribution and
     Service (12b-1) Fees(12)                      0.%                 0.%
  Other Expenses                                   0.%                 0.%
  Total Annual Fund
     Operating Expenses                            0.%                 0.%

----------

(11) The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. See "Your Account" for further information about the contingent deferred sales charge applicable to Class B shares.

(12) It is possible that long-term Class B shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class B or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                           Assuming                           Assuming
                          Redemption                        No Redemption
                           at End of                          at End of
                          Each Period                        Each Period
                          -----------                       -------------
                    Class B         Class Y            Class B          Class Y
                    -------         -------            -------          -------
1 year                 $                $                 $                 $
3 years                $                $                 $                 $
5 years                $                $                 $                 $
10 years               $                $                 $                 $

For a more complete discussion of certain expenses and fees, see "Management
Fee."

Science and Technology Fund

Goal
Science and Technology Fund seeks long-term capital growth.

Principal Strategies
Science and Technology Fund seeks to achieve its goal by concentrating its investments primarily in science and technology securities of U.S. and foreign companies. Science and technology securities are securities of companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Fund may invest in companies of any size.

Principal Risks of Investing in the Fund Because Science and Technology Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industries;

o rapid obsolescence of products or processes of companies in which the Fund invests;

o  governmental regulation in the science and technology industry;

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o  WRIMCO's skill in evaluating and selecting securities for the Fund.

Market risk for small- to medium-sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stock of smaller companies may experience volatile trading and price fluctuations.

Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Science and Technology Fund is designed for investors who seek long-term capital growth by investing in an actively managed Fund concentrating in science and technology securities. This Fund is not suitable for all investors. You should consider whether the Fund fits your investment objectives.

Performance

The chart and table below provide some indication of the risks of investing in Science and Technology Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and the life of the Fund compare with those of a broad measure of market performance.

o The chart presents the total annual returns for Class B and shows how performance has varied from year to year over the life of the Fund.

o The table shows Class B and Class Y average annual returns and compares them to the market indicators listed.

o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)

         1998                                      44.03%

         In the period shown in the chart, the highest quarterly return was 28.22% (the fourth quarter of 1998) and the lowest quarterly return was -12.63% (the third quarter of 1998). The Class B return for the fiscal year ended March 31, 1999, was 42.30%.

         The chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class B shares. If the deferred sales charge were included, the returns would be less than those shown. Class Y shares are not subject to a deferred sales charge.

                          Average Annual Total Returns
                           as of December 31, 1998 (%)

                                                     1 Year        Life of Fund*
Class B Shares of Science
     and Technology Fund                              41.03%           29.42%
S&P 400 Index                                         33.85%           23.65%
Lipper Science and Technology
     Fund Universe Average                            53.01%           26.48%

*The Fund commenced operations on July 31, 1997.

                            Cumulative Total Returns
                           as of December 31, 1998 (%)

                                                                Life of Class**
Class Y Shares of Science
     and Technology Fund                                             21.80%
S&P 400 Index                                                        12.64%
Lipper Science and Technology
     Fund Universe Average                                           26.36%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

** Since June 9, 1998, the date on which Class Y shares were first acquired by shareholders. Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the investments were effected as of July 1, 1998.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Science and Technology Fund:




Shareholder Fees
(fees paid directly from                         Class B            Class Y
your investment)                                 -------            -------

  Maximum Sales Charge(Load)
     Imposed on Purchases
     (as a percentage
     of offering price)                           None                None

  Maximum Contingent Deferred
     Sales Charge (Load)                             3%               None
     (as a percentage of
     lesser of amount invested
     or redemption value)(13)

  Maximum Sales Charge (Load)
     Imposed on Reinvested
     Dividends                                    None                None
     (and other Distributions)

  Redemption Fees                                 None                None
     (other than contingent
     deferred sales charge)

  Exchange Fee                                    None                None

  Maximum Account Fee                             None                None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

  Management Fees                                  0.%                 0.%
  Distribution and
     Service (12b-1) Fees(14)                      0.%                 0.%
  Other Expenses                                   0.%                 0.%
  Total Annual Fund
     Operating Expenses                            0.%                 0.%

----------

(13) The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. See "Your Account" for further information about the contingent deferred sales charge applicable to Class B shares.

(14)It is possible that long-term Class B shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class B or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                           Assuming                           Assuming
                          Redemption                        No Redemption
                           at End of                          at End of
                          Each Period                        Each Period
                          -----------                       -------------
                    Class B          Class Y           Class B          Class Y
                    -------          -------           -------          -------
1 year                 $                $                 $                 $
3 years                $                $                 $                 $
5 years                $                $                 $                 $
10 years               $                $                 $                 $

For a more complete discussion of certain expenses and fees, see "Management
Fee."

Total Return Fund

Goal
Total Return Fund seeks to provide current income while seeking capital growth.

Principal Strategies
Total Return Fund seeks to achieve its goal by investing primarily in common stocks, or securities convertible into common stocks, of U.S. and foreign companies that have a record of paying regular dividends on common stock or have the potential for capital appreciation. When WRIMCO believes that stocks with high yields are less attractive than other common stocks, the Fund may hold lower-yielding or non-dividend-paying common stocks because of their prospects for capital appreciation. At other times, the Fund may seek to achieve its goal by investing in investment grade debt securities when WRIMCO believes the return on these securities is attractive relative to the return on common stocks.

Principal Risks of Investing in the Fund
Because Total Return Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o an increase in interest rates, which may cause the value of the Fund's fixed-income securities to decline; and

o  WRIMCO's skill in evaluating and selecting securities for the Fund.

Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

Market risk for small- or medium-sized companies may be greater than that for large companies. Stock of smaller companies, as well as stock of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Total Return Fund is designed for investors who seek dividend income with potential for capital growth. You should consider whether the Fund fits your investment objectives.

Performance

The chart and table below provide some indication of the risks of investing in Total Return Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year, 5 years and life of the Fund compare with those of a broad measure of market performance.

o The chart presents the total annual returns for Class B and shows how performance has varied from year to year over the life of the Fund.

o The table shows Class B and Class Y average annual returns and compares them to the market indicators listed.

o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)

         1993                                      14.03%
         1994                                      -2.07%
         1995                                      29.65%
         1996                                      18.12%
         1997                                      24.61%
         1998                                      20.73%

         In the period shown in the chart, the highest quarterly return was 17.05% (the second quarter of 1997) and the lowest quarterly return was -7.12% (the third quarter of 1998). The Class B return for the fiscal year ended March 31, 1999 was 7.47%.

         The chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class B shares. If the deferred sales charge were included, the returns would be less than those shown. Class Y shares are not subject to a deferred sales charge.

                          Average Annual Total Returns
                           as of December 31, 1998 (%)

                               1 Year           5 Years        Life of Fund*
                               ---------------------------------------------
Class B Shares of Total
     Return Fund                17.73%           17.68%            17.40%
S&P 500 Index                   28.70%           24.08%            21.63%
Lipper Growth and Income
     Fund Universe Average      15.78%           18.38%            17.50%

The Fund commenced operations on September 21, 1992, with a single class of shares that was subsequently designated Class B shares. Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the investments were effected as of September 30, 1992.

                          Average Annual Total Returns
                           as of December 31, 1998 (%)

                                                 1 Year       Life of Class**
Class Y Shares of Total
     Return Fund                                  20.73%           41.90%
S&P 500 Index                                     28.70%           28.30%
Lipper Growth and Income
     Fund Universe Average                        15.78%           21.30%

The indexes shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

* Since December 29, 1995, the date on which Class Y shares were first acquired by shareholders. Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of all the indexes are not available, the investments were effected as of December 31, 1995.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Total Return Fund:

                                                 Class B             Class Y
                                                 -------             -------

Shareholder Fees
(fees paid directly from
your investment)

  Maximum Sales Charge(Load)
     Imposed on Purchases
     (as a percentage
     of offering price)                           None                None

  Maximum Contingent Deferred
     Sales Charge (Load)                             3%               None
     (as a percentage of
     lesser of amount invested
     or redemption value)(15)

  Maximum Sales Charge (Load)
     Imposed on Reinvested
     Dividends                                    None                None
     (and other Distributions)

  Redemption Fees                                 None                None
     (other than contingent
     deferred sales charge)

  Exchange Fee                                    None                None

  Maximum Account Fee                             None                None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

  Management Fees                                  0.%                 0.%
  Distribution and
     Service (12b-1) Fees(16)                      0.%                 0.%
  Other Expenses                                   0.%                 0.%
  Total Annual Fund
     Operating Expenses                            0.%                 0.%

----------

(15) The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. See "Your Account" for further information about the contingent deferred sales charge applicable to Class B shares.

(16) It is possible that long-term Class B shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class B or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                            Assuming                           Assuming
                           Redemption                        No Redemption
                            at End of                          at End of
                           Each Period                        Each Period
                           -----------                       -------------
                     Class B         Class Y           Class B          Class Y
                     -------         -------           -------          -------
1 year                  $               $                 $                 $
3 years                 $               $                 $                 $
5 years                 $               $                 $                 $
10 years                $               $                 $                 $

For a more complete discussion of certain expenses and fees, see "Management
Fee."

The Investment Principles of the Funds


Investment Goals, Principal Strategies and Other Investments

Asset Strategy Fund

The goal of Asset Strategy Fund is high total return over the long term. The Fund seeks to achieve its goal by allocating its assets among a diversified portfolio of stocks, bonds, and short-term instruments. There is no guarantee that the Fund will achieve its goal.

Allocating assets among different types of investments allows the Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate based on changes in interest rates and in the credit quality of the issuer.

WRIMCO regularly reviews the Fund's allocation of assets and makes changes to favor investments that it believes provide the best opportunity to achieve the Fund's goal. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO's decisions may not always be beneficial to the Fund.

The Fund allocates its assets among the following classes, or types, of investments.

o The stock class includes equity securities of all types (including preferred stock), although WRIMCO typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy.

o The bond class includes all varieties of fixed-income instruments, such as corporate or U.S. Government debt securities, with maturities of more than three years (including adjustable rate preferred stocks). This asset class may include a significant amount of junk bonds which are rated BB and below by S&P and Ba and below by MIS.

o The short-term class includes all types of short-term instruments with remaining maturities of three years or less, including high-quality money market instruments.

o Within each of these classes, the Fund may invest in both domestic and foreign securities.

The Fund's mix shows the benchmark for its combination of investments in each class over time. WRIMCO may change the mix within the specified ranges from time to time depending on WRIMCO's assessment of the market for each asset class in general. The range and approximate percentage of the mix for each asset class are stated below. Some types of investments, such as indexed securities, can fall into more than one asset class.

Mix               Range
---               -----
Stock
class             0-100%
70%
Bond
class             0-100%
25%
Short-term
class             0-100%
5%

WRIMCO tries to balance the Fund's investment risks against potentially higher total returns by reducing the stock class allocation during stock market down cycles and increasing the stock class allocation during periods of strongly positive market performance. Typically, WRIMCO makes asset shifts among classes gradually over time. WRIMCO considers various factors when it decides to sell a security, such as an individual security's performance and/or if it is an appropriate time to vary the Fund's mix.

As a defensive measure, the Fund may increase its holdings in the bond or short-term classes when WRIMCO believes that there is a potential bear market, prolonged downturn in stock prices or significant loss in stock value. WRIMCO may also, as a temporary defensive measure, invest up to all of the Fund's assets in:

o money market instruments rated A-1 by S&P or Prime 1 by MIS, or unrated securities judged by WRIMCO to be of equivalent quality; or

o  precious metals.

Although WRIMCO may seek to preserve appreciation in the Fund by taking a defensive position, doing so may reduce the potential for further appreciation.

Growth Fund

The primary goal of Growth Fund is capital appreciation. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stocks, of U.S. and foreign companies. Generally, the Fund may invest in a wide range of marketable securities that, in WRIMCO's opinion, offer the potential for growth. There is no guarantee that the Fund will achieve its goal.

In selecting companies, WRIMCO may look at a number of factors relating to a company, such as:

o  aggressive or creative management;

o  technological or specialized expertise

o  new or unique products or services;

o  entry into new or emerging industries; and

o  special situations arising out of government priorities or programs.

When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may take certain steps with respect to up to all of the Fund's assets, including any one or more of the following:

o hold cash, commercial paper, certificates of deposit or other short-term investments;

o invest in debt securities (including commercial paper or short-term U.S. Government securities); or

o  invest in convertible preferred stock.

Taking a defensive position may reduce the potential for appreciation in the Fund.

High Income Fund

The primary goal of High Income Fund is to earn a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of WRIMCO, consistent with the Fund's goals. There is no guarantee that the Fund will achieve its goals.

The Fund primarily owns debt securities; however, it may also own preferred stock, common stock and convertible securities. In general, the high income that the Fund seeks is paid by debt securities rated in the lower rating categories of the established rating services or unrated securities that are determined by WRIMCO to be of comparable quality; these are securities rated BBB or lower by S&P, or Baa or lower by MIS and unrated securities. Lower-quality debt securities (which include "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Fund will normally invest at least 80% of its total assets to seek a high level of current income. The Fund limits its acquisition of common stock so that no more than 20% of its total assets will consist of common stock and no more than 10% of its total assets will consist of non-dividend-paying common stock.

WRIMCO may look at a number of factors in selecting securities for the Fund. These include an issuer's past, current and estimated future:

o  financial strength;

o  cash flow;

o  management;

o  borrowing requirements; and

o  responsiveness to changes in interest rates and business conditions.

When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may take any one or more of the following steps with respect to up to all of the assets in the Fund:

o  shorten the average maturity of the Fund's debt holdings;

o hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit); and

o  emphasize high-grade debt securities.

         Taking a defensive position may reduce the yield on the Fund's portfolio. As an alternative to taking a temporary defensive position or in order to more quickly participate in anticipated market changes or market conditions, the Fund may invest in options and futures contracts.

International Growth Fund

The primary goal of the International Growth Fund is long-term capital appreciation, with current income as a secondary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of common stocks, preferred stocks and debt securities (mostly of investment grade) of foreign issuers. There is no guarantee that the Fund will achieve its goals.

Under normal conditions, the Fund invests at least 80% of its assets in foreign securities and at least 65% of its assets in issuers of at least three foreign countries. The Fund generally limits its holdings so that no more than 75% of its assets are invested in issuers of a single foreign country and no more than 25% of its assets are invested in securities issued by the government of a foreign country.

When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may take certain steps with respect to up to all of the Fund's assets in debt securities (including commercial paper or short-term U.S. Government securities) or preferred stocks, or both. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio.

Limited-Term Bond Fund

The goal of Limited-Term Bond Fund is to provide a high level of current income consistent with preservation of capital. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of investment-grade, intermediate-term debt securities of U.S. issuers, including U.S. Government securities, collateralized mortgage obligations and other asset-backed securities. There is no guarantee that the Fund will achieve its goal.

The maturity of an asset-backed security is the estimated average life of the security, based on certain prescribed models or formulas used by WRIMCO. The maturity of other types of debt securities is the earlier of the call date or the maturity date, as appropriate. The Fund may also own common stocks and convertible securities, including convertible preferred stock in certain circumstances.

When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may take certain steps with respect to up to all of the Fund's assets, including any one or more of the following:

o  shorten the average maturity of the Fund's portfolio;

o  hold short-term investments, cash or cash equivalents;

o emphasize debt securities of a higher quality than those the Fund would ordinarily hold; or

o  invest in convertible preferred stock.

Taking a defensive position may reduce the Fund's yield.

Municipal Bond Fund

The goal of Municipal Bond Fund is to provide income that is not subject to Federal income tax. The Fund seeks to achieve this goal by investing principally in a diversified portfolio of municipal bonds. There is no guarantee that the Fund will achieve its goal.

As used in this Prospectus, "municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund anticipates that not more than 40% of the dividends it will pay to shareholders will be treated as a tax preference item for AMT purposes. The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or a special tax or other revenue source. IDBs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.

At least 80% of the Fund's net assets will be invested during normal market conditions in municipal bonds of investment grade, which means that the bonds are either:

o  rated at least BBB by S&P, or Baa by MIS; or

o  if unrated, are determined by WRIMCO to be of comparable quality.

The Fund may invest up to 10% of its assets in taxable debt securities other than municipal bonds. These must be either:

o  U.S. Government securities;

o  obligations of domestic banks and certain savings and loan associations;

o  commercial paper rated at least A by S&P or MIS; and/or

o  any of the foregoing obligations subject to repurchase agreements.

When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may take certain steps with respect to up to all of the Fund's assets, including any one or more of the following:

o  shorten the average maturity of the Fund's portfolio;

o  hold taxable obligations, subject to the limitations stated above; or

o emphasize debt securities of a higher quality than those the Fund would ordinarily hold.

Taking a defensive position may reduce the Fund's yield.

Science and Technology Fund

The goal of Science and Technology Fund is long-term capital growth. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological discoveries. There is no guarantee that the Fund will achieve its goal.

The Fund invests in such areas as:

o  aerospace and defense electronics;

o  biotechnology;

o  business machines;

o  cable and broadband access;

o  communications and electronic equipment;

o  computer software and services;

o  computer systems;

o  electronics;

o  electronic media;

o  internet and internet-related services;

o  medical devices and drugs;

o  medical and hospital supplies and services; and

o  office equipment and supplies.

The Fund primarily owns common stock; however, it may also invest in preferred stock, debt securities and convertible securities. WRIMCO typically emphasizes growth potential in selecting stocks. A stock has growth potential if, in WRIMCO's opinion, the earnings of the company are likely to grow faster than the economy.

Under normal economic and market conditions, the Fund will not invest more than 20% of its total assets in securities other than science or technology securities. When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in U.S. Government securities or other debt securities, mostly of investment grade. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio.

Total Return Fund

The goal of Total Return Fund is to provide current income while seeking capital growth. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stocks, of U.S. and foreign companies that have a record of paying regular dividends on common stock or have the potential for capital appreciation. There is no guarantee that the Fund will achieve its goal.

WRIMCO attempts to select securities with income and growth possibilities by looking at many factors including the company's:

o  dividend payment history;

o  profitability record;

o  history of improving sales and profits;

o  management;

o  leadership position in its industry; and

o  stock price value.

When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may take certain steps with respect to up to all of the Fund's assets, including any one or more of the following:

o hold cash, commercial paper, certificates of deposit or other short-term investments;

o invest in debt securities (including commercial paper or short-term U.S. Government securities); or

o  invest in convertible preferred stock.

Taking a defensive position may reduce the Fund's yield as well as the potential for appreciation of the Fund's portfolio.


All Funds

Each Fund may also invest in and use certain other types of instruments in seeking to achieve its goals. For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. At this time, each Fund has limited exposure to derivative investments. You will find more information in the Statement of Additional Information ("SAI") about each Fund's permitted investments and strategies, as well as the restrictions that apply to them.

Risk Considerations of Principal Strategies and Other Investments

         Risks exist in any investment. Each Fund is subject to market risk, financial risk, and, in some cases, prepayment risk.

o Market risk is the possibility of a change in the price of the security because of market factors including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of each Fund will likely change as well.

o Financial risk is based on the financial situation of the issuer of the security. To the extent a Fund invests in debt securities, the Fund's financial risk depends on the credit quality of the underlying securities in which it invests. For an equity investment, a Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.

o Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

         Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investment and, with respect to Asset Strategy Fund, on WRIMCO's skill in allocating assets.

         Asset Strategy Fund and Science and Technology Fund may each actively trade securities in seeking to achieve its goals. Doing so may increase transaction costs (which may reduce performance) and increase distributions paid by the Fund, which may increase your taxable income.

         Certain types of each Fund's authorized investments and strategies (such as foreign securities, "junk bonds" and derivative instruments) involve special risks. Depending on how much the Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to restrictions on receiving the investment proceeds from a foreign country, foreign taxes, and potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds (bonds rated BB and below by S&P and Ba and below by MIS) pose a greater risk of nonpayment of interest or principal than higher-rated bonds. Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.


Year 2000 and Euro Issues

Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by WRIMCO and the Funds' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. WRIMCO is taking steps that it believes are reasonably designed to address year 2000 computer-related problems with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Funds' other, major service providers. Although there can be no assurances, WRIMCO believes these steps will be sufficient to avoid any adverse impact on the Funds. Similarly, the companies and other issuers in which the Funds invest could be adversely affected by year 2000 computer-related problems. The risk may be greater for issuers in certain foreign countries, especially developing countries, than for U.S. issuers. There can be no assurance that the steps taken, if any, by issuers in which a Fund invests will be sufficient to avoid any adverse impact on the Fund.

Also, certain of the Funds could be adversely affected by the conversion of certain European currencies into the Euro. This conversion, which is underway, is scheduled to be completed in 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.

Your Account

Choosing a Share Class

This Prospectus offers two classes of shares of each Fund: Class B and Class Y. Each class has its own sales charge, if any, and expense structure. You should choose the class for which you are eligible and that seems best for you, which usually depends on how much you plan to invest and how long you plan to hold your shares. Class B shares are available for both individual and institutional investors. Class Y shares are designed only for institutional investors and others investing through certain intermediaries, as described below. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make the future investment.

Class B shares are subject to a contingent deferred sales charge if you sell them within three years of their purchase according to the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average Class B net assets and an annual 12b-1 distribution fee of up to 0.75% of average Class B net assets. The ongoing expenses of this class are higher than those for Class Y shares.

                               Deferred
Date of                           Sales
Redemption                       Charge

any time during the calendar year of investment and the first full calendar year after the calendar year of investment 3%

second full calendar year            2%

third full calendar year             1%

after third full calendar year       0%

Additional information and applicable forms are available from Waddell & Reed financial advisors.

The deferred sales charge will be applied to the total amount invested during a calendar year to acquire shares or the value of the shares redeemed, whichever is less. All investments made during a calendar year are deemed a single investment during that calendar year for purposes of calculating the deferred sales charge.

         Contingent Deferred Sales Charge. A contingent deferred sales charge may be assessed against your redemption amount for Class B shares and paid to Waddell & Reed, Inc. (the "Distributor"), subject to the limitation described under "Distribution" and as further described below. The purpose of the deferred sales charge is to compensate the Distributor for the costs incurred by it in connection with the sale of a Fund's Class B shares. The deferred sales charge will not be imposed on Class B shares representing payment of dividends or distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for Class B shares purchased during the deferred sales charge period.

         For purposes of determining the applicability and rate of any deferred sales charge, it will be assumed that a redemption is made first of Class B shares purchased during the deferred sales charge period representing capital appreciation, next of Class B shares purchased during the deferred sales charge period representing payment of dividends and distributions and then of Class B shares held by the shareholder for the longest period of time.

         Unless instructed otherwise, the Corporation, when requested to redeem a specific dollar amount, will redeem additional Class B shares equal in value to the deferred sales charge. For example, should you request a $1,000 redemption and the applicable deferred sales charge is $27, the Fund will redeem shares having an aggregate Net Asset Value ("NAV") of $1,027, absent different instructions.

         The deferred sales charge will not apply in the following circumstances:

o in connection with redemptions of Class B shares requested within one year of the shareholder's death or disability, provided the Corporation is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.

o in connection with redemptions of Class B shares that are made to effect a distribution from a qualified retirement plan following retirement, a required minimum distribution from an individual retirement account, Keogh plan or Internal Revenue Code ("Code") section 403(b)(7) custodial account, or a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.

o in connection with redemptions of Class B shares purchased by current or retired directors of the Corporation, or current or retired officers or employees of the Corporation, WRIMCO, the Distributor or their affiliated companies, registered representatives of Waddell & Reed, Inc., and by the members of immediate families of such persons.

o in connection with redemptions of Class B shares made pursuant to a shareholder's participation in any systematic withdrawal plan adopted for a Fund. (The Plan and this exclusion from the deferred sales charge do not apply to a one-time withdrawal.)

o in connection with redemptions the proceeds of which are reinvested in Class B shares of a Fund within thirty days after such redemption.

o  in connection with the exercise of certain exchange privileges.

o on redemptions effected pursuant to the Corporation's right to liquidate a shareholder's Class B shares of a Fund if the aggregate NAV of those shares is less than $500.

o in connection with redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or by a former shareholder of such investment company of Class B shares of a Fund acquired pursuant to such reorganization.

         These exceptions may be modified or eliminated by the Corporation at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Corporation's right to liquidate a shareholder's shares, which requires certain notices.

         Class Y shares are not subject to a sales charge upon purchase or a contingent deferred sales charge upon redemption. Class Y shares are subject to an annual 12b-1 fee of up to 0.25% of average Class Y net assets and may cost you less than if you had bought Class B shares. Class Y shares are only available for purchase by:

o  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401, including 401(k) plans, of the Code, when an unaffiliated third party provides certain administrative, distribution, and/or other support services to the plan and the plan holds the shares in an omnibus account on the Fund's records;

o banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services;

o government entities or authorities and corporations and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services where the investment is $1 million; and

o certain retirement plans and trusts for employees and financial advisors of Waddell & Reed, Inc. and its affiliates. The different ways to set up (register) your account are listed below.


Ways to Set Up Your Account
-------------------------------------------------

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

-------------------------------------------------

Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups

-------------------------------------------------

Retirement
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax deductible.

o Individual Retirement Accounts (IRAs) allow an individual under 70 1/2, with earned income, to invest up to $2,000 per tax year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 per spouse) or, if less, the couple's combined earned income for the taxable year.

o Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Roth IRAs allow certain individuals to make non-deductible contributions up to $2,000 per year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.

o Education IRAs are established for the benefit of a minor, with non-deductible contributions, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.

o Simplified Employee Pension Plans (SEP - IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh Plan, but with fewer administrative requirements.

o Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to their employees' retirement accounts and involve fewer administrative requirements than 401(k) or other qualified plans generally.

o Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves up to 25% of their annual earned income, with a maximum of $30,000 per year.

o 401(k) Programs allow employees of corporations and non-governmental tax-exempt organizations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

o 403(b) Custodial Accounts are available to employees of public school systems or certain types of charitable organizations.

o 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

-------------------------------------------------

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

-------------------------------------------------

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.

-------------------------------------------------


Buying Shares

You may buy shares of each of the Funds through Waddell & Reed, Inc. and its financial advisors. To open your account you must complete and sign an application. Your Waddell & Reed financial advisor can help you with any questions you might have.

To purchase Class B and Class Y shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

To purchase Class Y shares by wire, you must first obtain an account number by calling 1-800-366-5465, then mail a completed application to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

You may also buy Class Y shares of the Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements to buy Class Y shares.

The price to buy a share of a particular class of a Fund, called the NAV of that class, is calculated every business day. The Funds' shares are sold without a sales charge.

In the calculation of a Fund's NAV:

o The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

o Bonds are generally valued according to prices quoted by an independent pricing service.

o Short-term debt securities are valued at amortized cost, which approximates market value.

o Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.


The Funds are open for business each day the New York Stock Exchange (the "NYSE") is open. Each Fund normally calculates its NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by the Fund may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.

         Certain of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of such Fund shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their vales are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of the Board of Directors..

         When you place an order to buy shares, your order will be processed at the next NAV calculated after your order is received and accepted. Note the following:

o  Orders are accepted only at the home office of Waddell & Reed, Inc.

o  All of your purchases must be made in U.S. dollars.

o If you buy shares by check, and then sell those shares by any method other than by exchange to another Fund, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

o  The Funds do not issue certificates representing Class Y shares of a Fund.

o If you purchase Class Y shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the Class Y offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Corporation reserve the right to discontinue offering shares of the Funds for purchase.

         For Class B shares, the Corporation has adopted a Distribution and Service Plan ("Class B Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Rule 12b-1"). Under the Class B Plan, each Fund may pay the distributor a fee of up to 0.75%, on an annual basis, of the average daily net assets of the Fund's Class B shares to compensate the Distributor for the distribution of the Class B shares of that Fund and a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class B shares to compensate the Distributor for providing personal services to Class B shareholders and/or maintaining Class B shareholder accounts. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to the Distributor by any Fund if, and to the extent that, the aggregate of the distribution fees paid by the Fund and the deferred sales charges received by the Distributor with respect to the Fund's Class B shares would exceed the maximum amount of such charges that the Distributor is permitted to receive under NASD rules as then in effect.

For Class Y shares, the Corporation has adopted a Distribution and Service Plan ("Class Y Plan") pursuant to Rule 12b-1. Under the Class Y Plan, each Fund may pay the Distributor a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate the Distributor for distributing the Class Y shares of that Fund, providing personal services to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Because the Plan fees are paid out of the assets of the applicable class on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Minimum Investments

For Class B:

To Open an Account               $1,000

For certain exchanges              $100

For certain retirement accounts and accounts opened through Automatic Investment
   Service                          $50

For certain retirement accounts and accounts opened through payroll deductions for or by employees of WRIMCO, Waddell & Reed, Inc. and their affiliates $25

To Add to an Account

For certain exchanges              $100

For Automatic Investment Service    $25

For Class Y:

To Open an Account

For a government entity or authority or for a corporation:  $10 million
              (within
              first
              twelve
              months)

For other
investors:    Any amount

To Add to An Account                Any amount

         The minimum investment required to open an account may be waived or reduced for purchases by employees of Waddell & Reed, Inc. or its affiliates, certain pension and retirement plan accounts and participants in automatic investment plans.


Adding to Your Account

         Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

         To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check along with:

o the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or

o a letter stating your account number, the account registration, and that you wish to purchase Class B or Class Y shares of the Fund.

Mail to Waddell & Reed, Inc. at:

                              Waddell & Reed, Inc.
                                 P. O. Box 29217
                       Shawnee Mission, Kansas 66201-9217

         To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

         If you purchase Class Y shares from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.


Selling Shares

         You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares.

         The Corporation will redeem your shares at their NAV next calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at it home office and, for Class B shares, subject to the contingent deferred sales charge discussed above.

         To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed financial advisor, or write a letter of instruction with:

o  the name on the account registration;

o  the Fund's name;

o  the Fund account number;

o the dollar amount or number, and the class, of shares to be redeemed; and o any other applicable requirements listed in the table below.

         Deliver the form or your letter to your Waddell & Reed financial advisor, or mail it to:

                              Waddell & Reed, Inc.
                                 P. O. Box 29217
                       Shawnee Mission, Kansas 66201-9217

         Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

         To sell Class Y shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 1-800-366-5465, or fax your request to 913-236-5044, and give your instructions to redeem Class Y shares and make payment by wire to your pre-designated bank account or by check to you at the address on the account.

         When you place an order to sell shares, please note the following:

o If more than one person owns the shares, each owner must sign the written request.

o If you recently purchased the shares by check, the Corporation may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Corporation telephone or written assurance, satisfactory to the Corporation, that the check has cleared and been honored. If no such assurance is given, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Corporation is able to verify that your purchase check has cleared and been honored.

o Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

o Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

o If you purchased Class Y shares from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell Class Y shares when that firm (or its designee) has received your order. Your order will receive the Class Y NAV next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell Class Y shares at that day's price.

                     Special Requirements for Selling Shares

         Account Type                            Special Requirements
         ------------                            --------------------
Individual or Joint Tenant      The written instructions must be signed by all
                                persons required to sign for transactions, exactly as their names appear on the account.

Sole Proprietorship             The written instructions must be signed by the
                                individual owner of the business.

UGMA, UTMA                      The custodian must sign the written instructions
                                indicating capacity as custodian.

Retirement Account              The written instructions must be signed by a
                                properly authorized person.

Trust The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.

Business or Organization        At least one person authorized by corporate
                                resolution to act on the account must sign the written instructions.

Conservator, Guardian or        The written instructions must be signed by the
Other Fiduciary                 person properly authorized by court order to act
                                in the particular fiduciary capacity.

         The Corporation may require a signature guarantee in certain situations such as:

o  a redemption request made by a corporation, partnership or fiduciary;

o  a redemption request made by someone other than the owner of record; or

o  the check is made payable to someone other than the owner of record.

         This requirement is intended to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.


         The Corporation reserves the right to redeem at NAV all shares of a Fund owned or held by you having an aggregate NAV of less than $500. The Corporation will give you notice of its intention to redeem your shares and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares of that Fund to $500. For Class B shares, these redemptions are not subject to the deferred sales charge. The Corporation will not apply its redemption right to individual retirement plan accounts, retirement accounts or accounts which have an aggregate NAV of less than $500 due to market forces.

         You may reinvest in any one of the eight Funds all or part of the amount you redeemed by sending to the Fund the amount you want to reinvest. If you reinvest in Class B shares within thirty days after the date of your redemption of Class B shares, the Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to shares of the Corporation. This privilege may be eliminated or modified at any time without prior notice to shareholders.

         Under the terms of the 401(k) prototype plan which the Distributor has available, the plan may have the right to make a loan to a plan participant by redeeming Corporation shares held by the plan. Principal and interest payments on the loan made in accordance with the terms of the plan may be reinvested by the plan in shares of any of the Funds in which the plan may invest.


Telephone Transactions

The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.


Shareholder Services

         Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

         Your local Waddell & Reed financial advisor is available to provide personal service. Additionally, one toll-free call, 1-800-366-5465, connects you to a Customer Service Representative or TeleWaddell, our automated customer telephone service. During normal business hours, our Customer Service staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access TeleWaddell from a touch-tone phone to:

o  obtain information about your accounts;

o  obtain price information about other funds in the United Group; or

o  request duplicate statements.


Reports

         Statements and reports sent to you include the following:

o confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

o  year-to-date statements (quarterly)

o  annual and semiannual reports to shareholders (every six months)

         To reduce expenses, only one copy of the most recent annual and semiannual reports will be mailed to your household, even if you have more than one account with the Funds. Call the telephone number listed above for Customer Service if you need copies of annual or semiannual reports or account information.

Exchanges

         You may sell your Class B shares of any of the Funds and buy Class B shares of another Fund or of United Cash Management, Inc., a fund in the United Group of Mutual Funds, without payment of a deferred sales charge. The time period with respect to the deferred sales charge will continue to run. You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund or Class A shares of United Cash Management, Inc., a fund in the United Group of Mutual Funds. Subject to certain conditions stated in the SAI, automatic monthly exchanges of Class A shares of United Cash Management, Inc. may be made into the Funds.

         Exchanges may only be made into Funds which are legally permitted for sale in the state of residence of the investor. Note that exchanges out of the Funds may have tax consequences for you. Before exchanging into a Fund, read its prospectus.

         The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions for Class B Shareholders

         Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

         Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

         Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your Waddell & Reed financial advisor for more information.

                           Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Class B account with Waddell & Reed Funds, Inc.

                  Minimum           Frequency
                  $25               Monthly

Funds Plus Service
To move money from United Cash Management, Inc. to a Fund in Waddell & Reed Funds, Inc., whether in the same or a different Class B account

                  Minimum           Frequency
                  $100              Monthly


Distributions and Taxes

Distributions

         Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year. Usually, a Fund distributes net investment income at the following times: Total Return Fund, Growth Fund, International Growth Fund and Science and Technology Fund, annually in December; Asset Strategy Fund, quarterly in March, June, September and December; and Limited-Term Bond Fund, Municipal Bond Fund and High Income Fund declared daily and paid monthly. Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December.

         Distribution Options. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers three options:

1. Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the distributing Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the distributing Fund, but you will be sent a check for each dividend distribution. However, if the dividend distribution is less than ten dollars, the distribution will be automatically paid in additional shares of the same class of the distributing Fund.

3. Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is ten dollars or greater. If the distribution total is less than ten dollars, the total distribution will be automatically paid in additional shares of the same class of the distributing Fund.

         For retirement accounts, all distributions are automatically paid in additional Fund shares of the distributing Fund.

Taxes

         As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

         Taxes on distributions. Dividends from a Fund's investment company taxable income generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions by Municipal Bond Fund that are designated by it as exempt-interest dividends generally may be excluded by you from your gross income. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains (if you are a noncorporate shareholder of the Fund) may be taxable at different rates depending on how long the Fund held the assets generating the gains, but generally are taxed at a maximum rate of 20%.

         Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

         A portion of the dividends paid by Total Return Fund, Growth Fund, Asset Strategy Fund, International Growth Fund, High Income Fund and/or Science and Technology Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax ("AMT"). No part of the dividends paid by Limited-Term Bond Fund and Municipal Bond Fund is expected to be eligible for this deduction.

         Exempt-interest dividends paid by Municipal Bond Fund may be subject to income taxation under state and local tax laws. In addition, a portion of those dividends is expected to be attributable to interest on certain bonds that must be treated by you as a "tax preference item" for purposes of calculating your liability, if any, for the AMT; that Fund anticipates such portion will be not more than 40% of the dividends it will pay to its shareholders. Municipal Bond Fund will provide you with information concerning the amount of distributions subject to the AMT after the end of each calendar year. Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in that Fund.

         Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") or industrial development bonds ("IBDs") should consult their tax advisers before purchasing Municipal Bond Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

         Withholding. Each Fund must to withhold 31% of all taxable dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends and capital gains distributions also is required for shareholders subject to backup withholding.

         Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares. An exchange of shares of one Fund for shares of any other Fund or of United Cash Management, Inc. generally will have similar tax consequences. In addition, if you purchase shares of a Fund within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

         Interest on indebtedness incurred or continued to purchase or carry shares of Municipal Bond Fund will not be deductible for Federal income tax purposes to the extent that Fund's distributions consist of exempt-interest dividends. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by that Fund and the value of its portfolio would be affected. In that event, that Fund may decide to reevaluate its investment goal and policies.

         State and local income taxes. The portion of the dividends paid by Limited-Term Bond Fund (and, to a lesser extent, the other Funds) attributable to interest earned on its U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.

         The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Funds and their shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management and Expenses of the Funds


Portfolio Management

         The Funds are managed by WRIMCO, subject to the authority of the Corporation's Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. since 1940 or the inception of the company, whichever was later. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

         James D. Wineland is primarily responsible for the management of the portfolio of Total Return Fund. Mr. Wineland has held his Fund responsibilities since July 1, 1997. He is Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998 Mr. Wineland was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Wineland has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since January 1988 and has been an employee of such since November 1984.

         Mark G. Seferovich and Grant P. Sarris are primarily responsible for the management of the portfolio of Growth Fund. Mr. Seferovich has held his Fund responsibilities since September 1992. He is Senior Vice President of WRIMCO, Vice President of the Corporation and Vice President of another investment company for which WRIMCO serves as investment manager. Mr. Seferovich has served as the portfolio manager of investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since February 1989 and has been an employee of such since February 1989. From March 1996 to March 1998, Mr. Seferovich was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company.

         Mr. Sarris has held his Fund responsibilities since May 1998. He is Vice President of WRIMCO and Vice President of another investment company for which WRIMCO serves as investment manager. Mr. Sarris has served as an investment analyst with Waddell & Reed, Inc. and its successor, WRIMCO, since October 1, 1991 and had served as Assistant Portfolio Manager of Growth Fund from January 1, 1996 until May, 1998. He has been an employee of WRIMCO since October 1, 1991.

         W. Patrick Sterner is primarily responsible for the management of the portfolio of Limited-Term Bond Fund. Mr. Sterner has held his Fund responsibilities since September 1992. He is Vice President of WRIMCO, Vice President of the Corporation and Vice President of another investment company for which WRIMCO serves as investment manager. From August 1992 to March 1998, Mr. Sterner was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. He has been an employee of WRIMCO since August 1992.

         John M. Holliday is primarily responsible for the management of the portfolio of Municipal Bond Fund. Mr. Holliday has held his Fund responsibilities since September 1992. He is Senior Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From July 1986 to March 1998, Mr. Holliday was Senior Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Holliday has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since August 1979 and has been an employee of such since April 1978.

         Thomas A. Mengel is primarily responsible for the management of the portfolio of International Growth Fund. Mr. Mengel has held his Fund responsibilities since May 1, 1996. Mr. Mengel is Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From 1993 to 1996, Mr. Mengel was the President of Sal. Oppenheim jr. & Cie. Securities, Inc.

         Michael L. Avery is primarily responsible for the management of the equity portion of the portfolio of Asset Strategy Fund. Mr. Avery has held his Fund responsibilities since January 1997. He is Senior Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998, Mr. Avery was Vice President of, and Director of Research for, Waddell & Reed Asset Management Company. Mr. Avery has served as the portfolio manager for investment companies managed by WRIMCO, since February 1, 1994, has served as the Director of Research of Waddell & Reed, Inc. and its successor, WRIMCO, since August 1987, and has been an employee of such since June 1981.

         Daniel J. Vrabac is primarily responsible for the management of the fixed-income portion of the portfolio of Asset Strategy Fund. Mr. Vrabac has held his Fund responsibilities since January 1997. He is Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From May 1994 to March 1998, Mr. Vrabac was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Vrabac has served as an investment analyst with WRIMCO since May 1994 and has been an employee of WRIMCO since May 1993. Mr. Vrabac was a Vice President of Kansas City Life Insurance Company from May 1983 to May 1994.

         Abel Garcia is primarily responsible for the management of the portfolio of Science and Technology Fund. Mr. Garcia has held his Fund responsibilities since July 31, 1997. He is Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From May 1988 to March 1998, Mr. Garcia was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Garcia has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since August 1983.

         Louise D. Rieke is primarily responsible for the management of the portfolio of High Income Fund. Ms. Rieke has held her Fund responsibilities since July 31, 1997. She is Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From November 1985 to March 1998, Ms. Rieke was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Ms. Rieke has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since July 1986 and has been an employee of such since May 1971.

         Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Funds' investments.


Management Fee

         Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in the share price or dividends of that Fund; they are neither billed directly to shareholders nor deducted from shareholder accounts.

         Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

for Asset Strategy Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion;

for Growth Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion;

for High Income Fund, 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion;

for International Growth Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion;

for Limited-Term Bond Fund, 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion;

for Municipal Bond Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion;

for Science & Technology Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion; and

for Total Return Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, 0.55% of net assets over $3 billion.

         Prior to July 1, 1999 the management fee was computed on each Fund's net asset value as of the close of business each day at an annual rate as follows:

Fund  Rate                       Annual
----  ----                       ------
Asset Strategy
     Fund                         0.81%
Growth Fund                       0.81%
High Income
     Fund                         0.66%
International
     Growth Fund                  0.81%
Limited-Term
     Bond Fund                    0.56%
Municipal Bond
     Fund                         0.56%
Science and Technology
     Fund                         0.71%
Total Return
     Fund                         0.71%


         For the fiscal year ended March 31, 1999, management fees for each Fund as a percentage of such Fund's net assets were as follows:

                        Management
Fund                       Fee
----                       ---
Asset Strategy
Fund                       0.%

Growth Fund                0.%

High Income
Fund

International
Growth Fund                0.%

Limited-Term
Bond Fund                  0.%

Municipal
Bond Fund                  0.%

Science and
Technology Fund

Total Return
Fund                       0.%

Financial Highlights

Asset Strategy Fund

         The following information is to help you understand the financial performance of the Fund's Class B* and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 1999, are included in the SAI, which is available upon request.

For a Class B share outstanding throughout each period*:

                                                                                    For the
                                                                                period from
                                             For the fiscal year                  April 20,
                                               ended March 31,                       1995**
                                   ---------------------------------------               to
                                       1999         1998           1997      March 31, 1996
Class B Per-Share Data             ----------    ----------     ----------   --------------
Net asset value,
   beginning of period .........                 $     9.73     $    10.15       $    10.00
                                                 ----------     ----------       ----------
Income from investment
   operations:
   Net investment
      income ...................                       0.21           0.23             0.16
   Net realized and
      unrealized gain (loss)
      on investments ...........                       2.16          (0.30)            0.14
                                                 ----------     ----------       ----------
Total from investment
   operations ..................                       2.37          (0.07)            0.30
                                                 ----------     ----------       ----------
Less distributions:
   From net investment
      income ...................                      (0.22)         (0.21)           (0.15)
   From capital gains ..........                      (0.46)         (0.14)           (0.00)
                                                 ----------     ----------       ----------
Total distributions ............                      (0.68)         (0.35)           (0.15)
                                                 ----------     ----------       ----------
Net asset value,
   end of period ...............                 $    11.42     $     9.73       $    10.15
                                                 ==========     ==========       ==========
Total return ...................                      24.94%        -0.86%             3.00%
Class B Ratios/Supplemental Data
Net assets, end of
   period (000
   omitted) ....................                 $   19,415     $   13,398       $   13,221
Ratio of expenses
   to average net
   assets ......................                       2.44%          2.52%            2.54%***
Ratio of net investment
   income to average net
   assets ......................                       2.02%          2.21%            2.14%***
Portfolio
   turnover rate ...............                     220.67%        109.92%           75.02%


  * On December 2, 1995, Fund shares outstanding were designated Class B shares. ** Commencement of operations.
*** Annualized.

ASSET STRATEGY FUND

For a Class Y share outstanding throughout each period:

                                                                                    For the
                                                                                period from
                                             For the fiscal year               December 29,
                                               ended March 31,                        1995*
                                   ---------------------------------------               to
                                       1999         1998           1997      March 31, 1996
Class Y Per-Share Data             ----------    ----------     ----------   --------------
Net asset value,
   beginning of period .........                 $  9.73        $ 10.16          $10.23
                                     -------     -------        -------          ------
Income from investment
   operations:
   Net investment
      income ...................                    0.31           0.27            0.07
   Net realized and
      unrealized gain (loss)
      on investments ...........                    2.16          (0.26)          (0.08)
                                     -------     -------        -------          ------
Total from investment
   operations ..................                    2.47           0.01           (0.01)
                                     -------     -------        -------          ------
Less distributions:
   From net investment
      income ...................                   (0.31)         (0.30)          (0.06)
   From capital gains ..........                   (0.46)         (0.14)          (0.00)
                                     -------     -------        -------          ------
Total distributions ............                   (0.77)         (0.44)          (0.06)
                                     -------     -------        -------          ------
Net asset value,
   end of period ...............                 $ 11.43        $  9.73          $10.16
                                     =======     =======        =======          ======
Total return ...................       0.%         26.06%         0.05%           -0.25%
Class Y Ratios/Supplemental Data
Net assets, end of
   period (000
   omitted) ....................     $           $   225        $   116          $    1
Ratio of expenses
   to average net
   assets ......................       0.%          1.58%          1.61%           1.95%**
Ratio of net investment
   income to average net
   assets ......................       0.%          2.90%          2.97%           2.34%**
Portfolio
   turnover rate ...............       0.%        220.67%        109.92%          75.02%**


 * Commencement of operations.
** Annualized.

Growth Fund

         The following information is to help you understand the financial performance of the Fund's Class B* and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 1999, are included in the SAI, which is available upon request.

For a Class B share outstanding throughout each period*:

                                                For the fiscal
                                             year ended March 31,
                             ---------------------------------------------------
                                1999      1998       1997       1996       1995
Class B Per Share Data ..... -------  --------   --------   --------   --------
Net asset value,
   beginning of
   period .................. $        $  18.16   $  21.00   $  16.90   $  14.08
                             -------  --------   --------   --------   --------
Income from investment
   operations:
   Net investment
      income (loss) ........            (0.25)      (0.06)     (0.02)      0.00
   Net realized and
      unrealized gain (loss)
      on investments .......            11.81       (2.18)      4.49       3.15
                             -------  --------   --------   --------   --------
Total from investment
   operations ..............            11.56       (2.24)      4.47       3.15
                             -------  --------   --------   --------   --------
Less distributions:
   From net investment
      income ...............            (0.00)      (0.00)     (0.00)     (0.00)
   From capital gains ......            (1.15)      (0.60)     (0.37)     (0.33)
                             -------  --------   --------   --------   --------
   Total distributions .....            (1.15)      (0.60)     (0.37)     (0.33)
                             -------  --------   --------   --------   --------
Net asset value,
   end of period ...........          $ 28.57    $  18.16   $  21.00   $  16.90
                             =======  ========   ========   ========   ========
Total return ...............            65.37%     -10.97%     26.57%     22.61%
Class B Ratios/Supplemental Data
Net assets, end of period
    (000 omitted) ..........         $329,514    $198,088   $202,557   $100,683
Ratio of expenses
   to average net
   assets ..................             2.13%       2.12%      2.14%      2.23%
Ratio of net investment
   income to average
   net assets ..............            -1.12%     -0.27%     -0.25%       0.01%
Portfolio turnover
   rate ....................            33.46%      37.20%     31.84%     56.30%

    *On December 2, 1995, Fund shares outstanding were designated Class B shares.

GROWTH FUND

For a Class Y share outstanding throughout each period:



                                    For the fiscal                For the
                                 year ended March 31,           period from
                             ----------------------------    December 29, 1995*
                               1999    1998      1997         to March 31, 1996
Class Y Per-Share Data ..... -------  -------   ------     --------------------
Net asset value,
   beginning of
   period ..................  $       $ 18.32   $ 21.04          $20.21
                              -----   -------   -------          ------
Income from investment
   operations:
   Net investment
      income (loss) ........            (0.06)     0.01             .04
   Net realized and
      unrealized gain (loss)
      on investments .......            11.98     (2.13)            .79
                              -----   -------   -------          ------
Total from investment
   operations ..............            11.92     (2.12)            .83
                              -----   -------   -------          ------
Less distribution
    from capital gains ......           (1.15)    (0.60)          (0.00)
                              -----   -------   -------          ------
Net asset value,
   end of period ...........  $        $29.09   $ 18.32          $21.04
                              =====   =======   =======          ======
Total return ...............    0.%     66.78%   -10.37%           4.11%
Class Y Ratios/Supplemental Data
Net assets, end of period
    (000 omitted) ..........  $       $   633   $   264          $    1
Ratio of expenses
   to average net
   assets ..................    0.%      1.30%     1.17%           1.17%**
Ratio of net investment
   income to average
   net assets ..............    0.%     -0.30%    -0.31%           0.78%**
Portfolio turnover
   rate ....................    0.%     33.46%    37.20%          31.84%**

 *Commencement of operations.
**Annualized.

High Income Fund

         The following information is to help you understand the financial performance of the Fund's Class B* and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 1999, are included in the SAI, which is available upon request.

For a Class B share outstanding throughout the period:

                                                                     For the
                                                                 period from
                                                              July 31, 1997*
                                                                          to
                                                              March 31, 1998
Class B Per-Share Data                                             ---------
Net asset value,
   beginning of period .......................................    $    10.00
                                                                  ----------
Income from investment
   operations:
   Net investment
      income .................................................          0.37
   Net realized and
      unrealized gain
      on investments .........................................          0.79
                                                                  ----------
Total from investment
   operations ................................................          1.16
                                                                  ----------
Less distributions:
   Declared from net
      investment income ......................................         (0.37)
   From capital gains ........................................         (0.00)
                                                                  ----------
Total distributions ..........................................         (0.37)
                                                                  ----------
Net asset value,
   end of period .............................................    $    10.79
                                                                  ==========
Total return .................................................         11.77%
Class B Ratios/Supplemental Data
Net assets, end of
   period (000
   omitted) ..................................................    $   11,812
Ratio of expenses
   to average net
   assets ....................................................          2.52%**
Ratio of net investment
   income to average net
   assets ....................................................          5.98%**
Portfolio
   turnover rate .............................................         67.82%

  *Commencement of operations.
**Annualized.

HIGH INCOME FUND

For a Class Y share outstanding throughout the period:

                                      For the fiscal year
                                     ended March 31, 1999
Class Y Per-Share Data               --------------------
Net asset value,
   beginning of period ...........
                                    --------      --------          --------
Income from investment
   operations:
   Net investment
      income .....................
   Net realized and
      unrealized gain (loss)
      on investments .............
                                    --------      --------          --------
Total from investment
   operations ....................
                                    --------      --------          --------
Less distributions:
   From net investment income ....
   From capital gains ............
                                    --------      --------          --------
Total distributions ..............
                                    --------      --------          --------
Net asset value,
   end of period .................
                                    ========      ========          ========
Total return .....................
Class Y Ratios/Supplemental Data
Net assets, end of
   period (000
   omitted) ......................
Ratio of expenses
   to average net
   assets ........................
Ratio of net investment
   income to average net
   assets ........................
Portfolio turnover rate ..........

 *Commencement of operations.
**Annualized.

International Growth Fund*

         The following information is to help you understand the financial performance of the Fund's Class B* and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 1999, are included in the SAI, which is available upon request.

For a Class B share outstanding throughout each period**:

                                                                For the fiscal
                                                             year ended March 31,
                                         ------------------------------------------------------------
                                           1999         1998         1997         1996         1995
Class B Per-Share Data                   ------        -------      -------      -------      -------
Net asset value,
   beginning of
   period ..........................                    $12.40        $9.94        $9.36        $9.37
                                         ------        -------      -------      -------      -------
Income from investment
   operations:
   Net investment
      income (loss) ................                     (0.10)       (0.03)        0.08         0.36
   Net realized and
      unrealized gain (loss)
      on investments ...............                      4.12         2.50         0.63        (0.01)
                                         ------        -------      -------      -------      -------
Total from investment
   operations ......................                      4.02         2.47         0.71         0.35
                                         ------        -------      -------      -------      -------
Less distributions:
   Declared from net
      investment income ............                     (0.00)       (0.01)       (0.11)       (0.36)
   From capital gains ..............                     (1.38)       (0.00)       (0.00)       (0.00)
   In excess of net
      investment income ............                     (0.00)       (0.00)       (0.02)       (0.00)
   Tax-basis return of
      capital.......................                     (0.00)       (0.00)       (0.00)       (0.00)
                                         ------        -------      -------      -------      -------
   Total distributions..............                     (1.38)       (0.01)       (0.13)       (0.36)
                                         ------        -------      -------      -------      -------
Net asset value,
   end of period ...................                   $ 15.04       $12.40        $9.94        $9.36
                                         ======        =======      =======      =======      =======
Total return .......................                     35.24%       24.85%        7.64%        3.84%
Class B Ratios/Supplemental Data
Net assets, end of
   period (000
   omitted) ........................                   $87,041      $50,472      $20,874      $11,188
Ratio of expenses
   to average net
   assets ..........................                      2.35%        2.46%        2.50%        2.29%
Ratio of net investment
   income to average
   net assets ......................      -0.82%         -0.52%        0.63%        3.87%
Portfolio turnover
   rate ............................     105.11%         94.76%       88.55%       13.33%
                                         ------        -------      -------      -------      -------

* International Growth Fund (formerly Global Income Fund) changed its name and investment objective effective April 20, 1995.

** On December 2, 1995, Fund shares outstanding were designated Class B shares.

INTERNATIONAL GROWTH FUND

For a Class Y share outstanding throughout each period:

                                                For the fiscal                         For the
                                              year ended March 31,                   period from
                                         ----------------------------------      December 29, 1995*
                                           1999         1998         1997         to March 31, 1996
Class Y Per-Share Data                   ------        -------      -------      -------------------
Net asset value,
   beginning of
   period ..........................     $              $12.52        $9.95              $9.70
                                         ------         ------      -------             ------
Income from investment
   operations:
   Net investment
      income .......................                      0.01         0.02               0.02
   Net realized and
      unrealized gain
      on investments ...............                      4.20         2.56               0.23
                                         ------         ------      -------             ------
Total from investment
   operations ......................                      4.21         2.58               0.25
                                         ------         ------      -------             ------
Less distributions:
   From net investment income ......                     (0.00)       (0.01)             (0.00)
   From capital gains ..............                     (1.38)       (0.00)             (0.00)
                                         ------         ------      -------             ------
   Total distributions..............                     (1.38)       (0.01)             (0.00)
                                         ------         ------      -------             ------
Net asset value,
   end of period ...................     $              $15.35       $12.52              $9.95
                                         ======         ======      =======             ======
Total return .......................                     36.45%       25.93%              2.58%
Class Y Ratios/Supplemental Data
Net assets, end of
   period (000
   omitted) ........................     $                $419         $227                 $7
Ratio of expenses
   to average net
   assets ..........................        0.%           1.51%        1.59%              1.84%**
Ratio of net investment
   income to average
   net assets ......................        0.%           0.07%        0.05%              1.07%**
Portfolio turnover
   rate ............................        0.%         105.11%       94.76%             88.55%**

 *Commencement of operations.
**Annualized.

Limited-Term Bond Fund

         The following information is to help you understand the financial performance of the Fund's Class B* and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 1999, are included in the SAI, which is available upon request.

For a Class B share outstanding throughout each period*:

                                                                  For the fiscal
                                                               year ended March 31,
                                           ----------------------------------------------------------
                                             1999         1998         1997         1996         1995
Class B Per-Share Data                     ------       ------       ------       ------       ------
Net asset value,
   beginning of
   period ..........................                    $ 9.90       $10.00       $ 9.70        $9.84
                                           ------       ------       ------        -----       ------
Income from investment
   operations:
   Net investment
      income .......................                      0.45         0.44         0.41         0.39
   Net realized and
      unrealized gain
      (loss) on
      investments ..................                      0.24        (0.09)        0.30        (0.13)
                                           ------       ------       ------        -----       ------
Total from investment
   operations ......................                      0.69         0.35         0.71         0.26
                                           ------       ------       ------        -----       ------
Less distributions:
   Declared from net
      investment income ............                     (0.45)       (0.44)       (0.41)       (0.39)
   From capital gains ..............                     (0.00)       (0.01)       (0.00)       (0.01)
                                           ------       ------       ------        -----       ------
   Total distributions ............                      (0.45)       (0.45)       (0.41)       (0.40)
                                           ------       ------       ------        -----       ------
Net asset value,
   end of period ...................                    $10.14        $9.90       $10.00        $9.70
                                           ======       ======       ======        =====       ======
Total return .......................                      7.15%        3.52%        7.41%        2.73%
Class B Ratios/Supplemental Data
Net assets, end of
   period (000
   omitted) ........................                   $18,148      $17,770      $23,682      $12,419
Ratio of expenses
   to average net
   assets ..........................                      2.12%        2.07%        2.10%        2.17%
Ratio of net investment
   income to average
   net assets.......................                      4.52%        4.40%        4.14%        4.05%
Portfolio turnover
   rate ............................                     27.37%       23.05%       22.08%       29.20%

*  On December 2, 1995, Fund shares outstanding were designated Class B shares.

LIMITED-TERM BOND FUND

For a Class Y share outstanding throughout each period:

                                                     For the fiscal                For the
                                                  year ended March 31,             period from
                                           --------------------------------        December 29, 1995*
                                             1999         1998         1997        to March 31, 1996
Class Y Per-Share Data                     ------       ------       ------       --------------------
Net asset value,
   beginning of
   period ..........................       $            $ 9.90       $10.00          $10.16
                                           ------       ------       ------          ------
Income from investment
   operations:
   Net investment
      income .......................                      0.53         0.52            0.11
   Net realized and
      unrealized gain
      (loss) on
      investments ..................                      0.24        (0.09)          (0.16)
                                           ------       ------       ------          ------
Total from investment
   operations ......................                      0.77         0.43           (0.05)
                                           ------       ------       ------          ------
Less distributions:
   From net investment income ......                     (0.53)       (0.52)          (0.11)
   From capital gains ..............                     (0.00)       (0.01)          (0.00)
                                           ------       ------       ------          ------
   Total distributions ............                      (0.53)       (0.53)          (0.11)
                                           ------       ------       ------          ------
Net asset value,
   end of period ...................       $            $10.14        $9.90          $10.00
                                           ======       ======       ======          ======
Total return .......................         0.%          7.91%        4.33%          -0.49%
Class Y Ratios/Supplemental Data
Net assets, end of
   period (000
   omitted) ........................       $              $184         $105              $1
Ratio of expenses
   to average net
   assets ..........................         0.%          1.32%        1.04%           1.18%**
Ratio of net investment
   income to average
   net assets.......................         0.%          5.32%        5.62%           4.70%**
Portfolio turnover
   rate ............................         0.%         27.37%       23.05%          22.08%**

 *Commencement of operations.
**Annualized.

Municipal Bond Fund

         The following information is to help you understand the financial performance of the Fund's Class B* and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 1999, are included in the SAI, which is available upon request.

For a Class B share outstanding throughout each period*:

                                                                 For the fiscal
                                                              year ended March 31,
                                           ----------------------------------------------------------
                                             1999         1998         1997         1996         1995
Class B Per-Share Data                     ------       ------       ------       ------       ------
Net asset value,
   beginning of
   period ..........................                    $10.74       $10.63       $10.30       $10.12
                                           ------       ------       ------       ------       ------
Income from investment
   operations:
   Net investment
      income .......................                      0.44         0.45         0.43         0.44
   Net realized and
      unrealized gain
      (loss) on
      investments ..................                      0.71         0.11         0.33         0.18
                                           ------       ------       ------       ------       ------
Total from investment
   operations ......................                      1.15         0.56         0.76         0.62
                                           ------       ------       ------       ------       ------
Less distributions:
   Declared from net
      investment income ............                     (0.44)       (0.45)       (0.43)       (0.44)
   From capital gains ..............                     (0.00)       (0.00)       (0.00)       (0.00)
                                           ------       ------       ------       ------       ------
   Total distributions ............                      (0.44)       (0.45)       (0.43)       (0.44)
                                           ------       ------       ------       ------       ------
Net asset value,
   end of period ...................                    $11.45       $10.74       $10.63       $10.30
                                           ======       ======       ======       ======       ======
Total return .......................                     10.89%        5.32%        7.48%        6.37%

Class B Ratios/Supplemental Data
Net assets, end of
   period (000
   omitted) ........................      $40,023      $36,618      $33,869      $27,434      $24,960        $8,557
Ratio of expenses
   to average net
   assets ..........................         1.89%        1.92%        1.93%        1.94%        1.98%         1.94%***
Ratio of net investment
   income to average
   net assets ......................         3.94%        4.18%        4.05%        4.41%        3.62%         3.99%***
Portfolio turnover
   rate ............................        27.86%       34.72%       42.02%       56.92%       18.93%        140.02%***

*  On December 2, 1995, Fund shares outstanding were designated Class B shares.

MUNICIPAL BOND FUND

For a Class Y share outstanding throughout each period:

                                                                               For the
                                                For the       For the           fiscal        For the
                                            period from        period             year        period from
                                      December 30, 1998         ended            ended        December 29, 1995*
                                      to March 31, 1999     6/23/97**          3/31/97        to March 31, 1996
                                      -----------------     ---------          -------        ------------------
Class Y Per-Share Data
Net asset value,
   beginning of
   period ..........................            $              $10.74           $10.63             $10.94
                                                ------         ------           ------             ------
Income from investment
   operations:
   Net investment
      income .......................                             0.10             0.52               0.12
   Net realized and
      unrealized gain
      (loss) on
      investments ..................                             0.29             0.11              (0.31)
                                                ------         ------           ------             ------
Total from investment
   operations ......................                            (0.39)            0.63              (0.19)
                                                ------         ------           ------             ------
Less dividends from net
      investment income ............                            (0.10)           (0.52)             (0.12)
                                                ------         ------           ------             ------
Net asset value,
   end of period ...................            $              $11.03           $10.74             $10.63
                                                ======         ======           ======             ======
Total return .......................                             3.22%            5.96%             -1.80%

Class Y Ratios/Supplemental Data
Net assets, end of
   period (000
   omitted) ........................            $                  $0               $1                 $1
Ratio of expenses
   to average net
   assets ..........................                0.%          4.95%***         1.28%              1.18%***
Ratio of net investment
   income to average
   net assets ......................                0.%          4.12%***         4.83%              4.33%***
Portfolio turnover
   rate ............................                0.%          1.45%           34.72%             42.02%***

  *Commencement of operations.
 **All outstanding shares were redeemed on June 23, 1997 at the ending net asset value shown in the table.
***Annualized.

Science and Technology Fund

         The following information is to help you understand the financial performance of the Fund's Class B* and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 1999, are included in the SAI, which is available upon request.

For a Class B share outstanding throughout the period:

                                                                      For the
                                                                  period from
                                                               July 31, 1997*
                                                                           to
                                                               March 31, 1998
Class B Per-Share Data                                              ---------
Net asset value,
   beginning of period ........................................    $   10.00
                                                                   ---------
Income from investment
   operations:
   Net investment
      loss ....................................................        (0.07)
   Net realized and
      unrealized gain
      on investments ..........................................         2.08
                                                                   ---------
Total from investment
   operations .................................................         2.01
                                                                   ---------
Net asset value,
   end of period ..............................................    $   12.01
                                                                   =========
Total return ..................................................        20.10%
Class B Ratios/Supplemental Data
Net assets, end of
   period (000
   omitted) ...................................................    $   7,615
Ratio of expenses
   to average net
   assets .....................................................         3.20%**
Ratio of net investment
   loss to average net
   assets .....................................................        -1.66%**
Portfolio
   turnover rate ..............................................        26.64%

*  Commencement of operations.
** Annualized.

SCIENCE AND TECHNOLOGY FUND

For a Class Y share outstanding throughout each period:

                                                            For the fiscal year
                                                            ended March 31, 1999
Class Y Per-share Data                                      --------------------
Net asset value,
   beginning of period ........................................        $
                                                                       ---------
Income from investment
   operations:
   Net investment
      income ..................................................
   Net realized and
      unrealized gain (loss)
      on investments ..........................................
                                                                       ---------
Total from investment
   operations .................................................
                                                                       ---------
Less distributions
   From net investment
     income ...................................................
   From capital gains .........................................        ---------

Total distributions ..........................................         ---------

Net asset value,
   end of period ..............................................        $
                                                                       =========
Total return ..................................................
Class Y Ratios/Supplemental Data
Net assets, end of
   period (000
   omitted) ...................................................        $
Ratio of expenses
   to average net
   assets .....................................................
Ratio of net investment
   income to average net
   assets .....................................................
Portfolio
   turnover rate ..............................................

* Commencement of operations.
**Annualized.

Total Return Fund

         The following information is to help you understand the financial performance of the Fund's Class B* and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 1999, are included in the SAI, which is available upon request.

For a Class B share outstanding throughout each period*:

                                                                For the fiscal
                                                             year ended March 31,
                                         ----------------------------------------------------------
                                           1999         1998         1997         1996         1995
Class B Per-Share Data                   ------       ------       ------       ------       ------
Net asset value,
   beginning of
   period ..........................                  $18.18       $16.34       $12.73       $11.99
                                         ------       ------       ------       ------       ------
Income from investment
   operations:
   Net investment income
      (loss)........................                   (0.04)       (0.02)       (0.01)        0.00
   Net realized and
      unrealized gain
      on investments ...............                    7.12         1.97         3.67         0.74
                                         ------       ------       ------       ------       ------
Total from investment
   operations ......................                    7.08         1.95         3.66         0.74
                                         ------       ------       ------       ------       ------
Less distributions:
   From net investment
      income .......................                   (0.00)       (0.00)       (0.00)       (0.00)
   From capital gains .............                    (0.78)       (0.11)       (0.05)       (0.00)
                                         ------       ------       ------       ------       ------
Total distributions.................                   (0.78)       (0.11)       (0.05)       (0.00)
                                         ------       ------       ------       ------       ------
Net asset value,
   end of period ...................                  $24.48       $18.18       $16.34       $12.73
                                         ======       ======       ======       ======       ======
Total return .......................                   39.57%       11.93%       28.75%        6.17%
Class B Ratios/Supplemental Data
Net assets, end of
   period (000
   omitted).........................
         $472,970     $317,453     $208,233     $104,691
Ratio of expenses
   to average net
   assets ..........................                    1.92%        1.95%        1.99%        2.05%
Ratio of net investment
   income to average
   net assets ......................                   -0.23%       -0.17%       -0.11%       -0.04%
Portfolio turnover
   rate ............................                   36.94%       26.23%       16.78%       16.60%

*  On December 2, 1995, Fund shares outstanding were designated Class B shares.

TOTAL RETURN FUND

For a Class Y share outstanding throughout each period:

                                                 For the fiscal year               For the
                                                   ended March 31,                 period from
                                           --------------------------------        December 29, 1995*
                                             1999         1998         1997        to March 31, 1996
Class Y Per-share Data                     ------       ------       ------       --------------------
Net asset value,
   beginning of
   period ..........................       $            $18.35       $16.38          $15.32
                                           ------       ------       ------          ------
Income from investment
   operations:
   Net investment
      income .......................                      0.10         0.04            0.03
   Net realized and
      unrealized gain
      on investments ...............                      7.24         2.04            1.03
                                           ------       ------       ------          ------
Total from investment
   operations ......................                      7.34         2.08            1.06
                                           ------       ------       ------          ------
Less distribution from
   capital gains ...................                     (0.78)       (0.11)          (0.00)
                                           ------       ------       ------          ------
Net asset value,
   end of period ...................       $            $24.91       $18.35          $16.38
                                           ======       ======       ======          ======
Total return .......................         0.%         40.63%       12.69%           6.92%
Class Y Ratios/Supplemental Data
Net assets, end of
   period (000
   omitted) ........................       $              $943         $504             $87
Ratio of expenses
   to average net
   assets ..........................         0.%          1.20%        1.18%           0.96%**
Ratio of net investment
   income to average
   net assets.......................         0.%          0.50%        0.65%           1.04%**
Portfolio turnover
   rate ............................         0.%         36.94%       26.23%          16.78%**

 *Commencement of operations.
**Annualized.

Waddell & Reed Funds, Inc.

Custodian                                         Underwriter
     UMB Bank, n.a.                                    Waddell & Reed, Inc.
     Kansas City, Missouri                             6300 Lamar Avenue
                                                       P. O. Box 29217
Legal Counsel                                          Shawnee Mission, Kansas
     Kirkpatrick & Lockhart LLP                            66201-9217
     1800 Massachusetts Avenue, N. W.                  (913) 236-2000
     Washington, D. C.  20036                          (800) 366-5465

Independent Auditors                              Shareholder Servicing Agent
     Deloitte & Touche LLP                             Waddell & Reed
     1010 Grand Avenue                                     Services Company
     Kansas City, Missouri                             6300 Lamar Avenue
         64106-2232                                    P. O. Box 29217
                                                       Shawnee Mission, Kansas
Investment Manager                                         66201-9217
     Waddell & Reed Investment                         (913) 236-2000
         Management Company                            (800) 366-5465
     6300 Lamar Avenue
     P. O. Box 29217                              Accounting Services Agent
     Shawnee Mission, Kansas                           Waddell & Reed
         66201-9217                                        Services Company
     (913) 236-2000                                    6300 Lamar Avenue
     (800) 366-5465                                    P. O. Box 29217
                                                       Shawnee Mission, Kansas
                                                             66201-9217
                                                       (913) 236-2000
                                                       (800) 366-5465

Waddell & Reed Funds, Inc.
PROSPECTUS
June 30, 1999

You can get more information about the Funds in--

o The Statement of Additional Information (SAI) dated June 30, 1999, which contains detailed information about each Fund, particularly the investment policies and practices. You may not be aware of important information about each Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

o The Annual and Semiannual Reports to Shareholders, which detail each Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

To request a copy of the current SAI or copies of a Fund's most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested at request@waddell.com.


Information about the Fund (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 1-800-SEC-0330.

The Funds' SEC file number is:  811-6569.

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
800-366-5465


printed on recycled paper                            WRP3000(6-99)

                           WADDELL & REED FUNDS, INC.

                                6300 Lamar Avenue

                                 P. O. Box 29217

                       Shawnee Mission, Kansas 66201-9217

                                (913) 236-2000


                                  June 30, 1999



                       STATEMENT OF ADDITIONAL INFORMATION


      This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with the prospectus ("Prospectus") for the Class B shares and the Class Y shares of Waddell & Reed Funds, Inc. (the "Corporation") dated June 30, 1999, which may be obtained from the Corporation or its principal underwriter and distributor, Waddell & Reed, Inc., at the address or telephone number shown above.



                                TABLE OF CONTENTS

      Performance Information ....................................     2


      Investment Strategies, Policies and Practices...............     6


      Investment Management and Other Services ...................    41

      Purchase, Redemption and Pricing of Shares .................    47

      Directors and Officers .....................................    55

      Payments to Shareholders ...................................    63

      Taxes ......................................................    64

      Portfolio Transactions and Brokerage .......................    70

      Other Information ..........................................    73

      Financial Statements .......................................    75


      Appendix A .................................................

      Waddell & Reed Funds, Inc. is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Corporation is an open-end, diversified management company organized as a Maryland corporation on January 29, 1992.



                             PERFORMANCE INFORMATION

      Waddell & Reed, Inc., the Corporation's principal underwriter and distributor (the "Distributor"), or the Corporation may, from time to time, publish for one or more of the eight Funds (each a "Fund" and collectively the "Funds") total return information, yield information and/or performance rankings in advertisements and sales materials.


Total Return


      The total return is the overall change in the value of an investment over a given period of time. An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Total return is calculated by assuming an initial $1,000 investment. Class B shares redeemed during the first four years after their purchase may be subject to a contingent deferred sales charge (the "deferred sales charge") in a maximum amount equal to 3%. See "Purchase, Redemption and Pricing of Shares." The average annual total return quotations for Class B shares reflect the imposition of the maximum applicable deferred sales charge. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class B shares. The formula used to calculate the average annual total return for a particular class of a Fund is:


                n
        P(1 + T)  =     ERV

       Where :  P =     $1,000 initial payment
                T =     Average annual total return
                n =     Number of years
              ERV =     Ending redeemable value of the $1,000 investment for
                        the periods shown.

      Non-standardized performance information may also be presented that may not reflect the deferred sales charge.


      The average annual total return quotations for Class B shares of each Fund with the maximum deferred sales charge deducted as of March 31, 1999, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                             One Year Period  Five Year Period  Period from
                               From 4-1-98       From 4-1-94    9-21-92* to
                               to 3-31-99          3-31-99        3-31-99
                             ---------------  ----------------  -----------

Asset Strategy Fund                %                 %**
Growth Fund                        %                 %              %
High Income Fund                   %***
International Growth Fund          %                 %              %
Limited-Term Bond Fund             %                 %              %
Municipal Bond Fund                %                 %              %
Science and Technology Fund        %***
Total Return Fund                  %                 %              %


  * Date of initial public offering

 ** For the period from April 20, 1995, the date of initial public offering, to
    March 31, 1999.
*** For the period from July 31, 1997, the date of initial public offering, to March 31, 1999.

      The average annual total return quotations for the Class B shares of each fund without the maximum deferred sales charge deducted as of March 31, 1999, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                             One Year Period  Five Year Period  Period from
                               From 4-1-98       From 4-1-94    9/21/92* to
                               to 3-31-99        to 3-31-99       3-31-99
                             ---------------  ----------------  -----------

Asset Strategy Fund                %                 %**
Growth Fund                        %                 %              %
High Income Fund                   %***
International Growth Fund          %                 %              %
Limited-Term Bond Fund             %                 %              %
Municipal Bond Fund                %                 %              %
Science and Technology Fund        %***
Total Return Fund                  %                 %              %


  * Date of initial public offering

 ** For the period from April 20, 1995, the date of initial public offering, to
    March 31, 1999.
*** For the period from July 31, 1997, the date of initial public offering, to March 31, 1999.


      International Growth Fund (formerly Global Income Fund) changed its name and investment objective effective April 20, 1995. Prior to this change, this Fund's policies related to providing a high level of current income rather than long-term appreciation.

      Prior to December 2, 1995, the Funds offered only one class of shares to the public. Shares of each Fund outstanding on that date were designated as Class B shares. Since that date, Class Y shares of each of the Funds have been available to certain institutional investors.


      The average annual total return quotations for Class Y shares as of March 31, 1999, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                             One Year Period     Period from
                               From 4-1-98      inception* to
                               to 3-31-99          3-31-99
                             ---------------   --------------

Asset Strategy Fund                %                 %
Growth Fund                        %                 %
High Income Fund                   %                 %
International Growth Fund          %                 %
Limited-Term Bond Fund             %                 %
Municipal Bond Fund                %**               %
Science and Technology Fund        %                 %
Total Return Fund                  %                 %


 * Each of these Funds (other than Science and Technology Fund and High Income
   Fund) commenced selling Class Y shares on December 29, 1995.
** For the period from April 1, 1997 through June 23, 1997.


      High Income Fund and Science and Technology Fund commenced operations on July 31, 1997.



Yield


      Yield refers to the income generated by an investment in a Fund over a given period of time. A yield quoted for a class of a Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:


                                    6
          Yield = 2((((a - b)/cd)+1)  -1)


      Where, with respect to a particular class of a Fund:
              a =    dividends and interest earned during the period.
              b =    expenses accrued for the period (net of reimbursements).
              c =    the average daily number of shares of the class
                     outstanding during the period that were entitled to receive dividends.
              d =    the maximum offering price per share of the class on the
                     last day of the period.

      The yields computed according to the formula for the 30-day period ended on March 31, 1999, the date of the most recent balance sheet included in this SAI, for Class B shares of each of Limited-Term Bond Fund and Municipal Bond Fund are:

            Limited-Term Bond Fund                         %
            Municipal Bond Fund                            %

      The yield computed according to the formula for the 30-day period ended on March 31, 1999, the date of the most recent balance sheet included in this SAI, for Class Y shares of Limited-Term Bond Fund is:

            Limited-Term Bond Fund                         %


      Municipal Bond Fund may also advertise or include in sales materials its tax equivalent yield, which is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula which provides for computation of tax equivalent yield by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.


      The tax equivalent yield for Class B shares of Municipal Bond Fund computed according to the formula for the 30-day period ended on March 31, 1999, the date of the most recent balance sheet included in this SAI, is %, %, %, % and % for marginal tax brackets of 15%, 28%, 31%, 36% and 39.6%, respectively.

      Changes in yields primarily reflect different interest rates received by a Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses. Yield quotations for Class B shares do not reflect the imposition of the deferred sales charge described above. If such deferred sales charge imposed at the time of redemption was reflected, it would reduce the performance quoted.


      Non-standardized performance information may also be presented.


Performance Rankings


      The Distributor or the Corporation also may from time to time publish for one or more of the eight Funds in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of a Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, a Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.


      All performance information that a Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.



                INVESTMENT STRATEGIES, POLICIES AND PRACTICES

      This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Funds' investment manager, Waddell & Reed Investment Management Company ("WRIMCO"), may employ and the types of instruments in which a Fund may invest, in pursuit of a Fund's goal(s). A summary of the risks associated with these instrument types and investment practices is included as well.

      WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help a Fund achieve its goal. See "Investment Restrictions and Limitations" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of each Fund.



Asset Allocation

      Asset Strategy Fund allocates its assets among the following classes, or types, of investments:


      The short-term class includes all types of domestic and foreign securities and money market instruments with remaining maturities of three years or less. WRIMCO, will seek to maximize total return within the short-term asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term instruments may include corporate debt securities, such as commercial paper and notes; government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S.
dollars or foreign currency.


      The bond class includes all varieties of domestic and foreign fixed-income securities with maturities greater than three years. WRIMCO seeks to maximize total return within the bond class by adjusting Asset Strategy Fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. As with the short-term class, these securities may be denominated in U.S. dollars or foreign currency. Asset Strategy Fund may not invest more than 35% of its total assets in lower quality, high-yielding debt securities.

      The stock class includes domestic and foreign equity securities of all types (other than adjustable rate preferred stocks, which are included in the bond class). WRIMCO seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that WRIMCO believes to have superior growth potential. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

      WRIMCO seeks to take advantage of yield differentials by considering the purchase or sale of instruments when differentials on spreads between various grades and maturities of such instruments approach extreme levels relative to long-term norms.

      In making asset allocation decisions, WRIMCO typically evaluates projections of risk, market conditions, economic conditions, volatility, yields, and returns.


Securities - General


      The main types of securities in which the Funds may invest include common stock, preferred stock, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. A Fund may invest in preferred stock that is rated by an established rating service or, if unrated, judged by WRIMCO to be of equivalent quality. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

      Lower quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by a Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in a Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

      A Fund may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (such as those rated D by Standard & Poor's ("S&P") and C by Moody's Investor Services, Inc. ("MIS")). Debt securities rated D by S&P or C by MIS are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by MIS are considered to be investment grade debt securities. Securities rated BBB or Baa may have speculative characteristics. In addition, a Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security having that rating.

      While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed.


      Each of the Funds (other than Municipal Bond Fund) may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.


      Certain of the Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in the value that the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

      The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.


      Each of the Funds (other than Municipal Bond Fund) may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.


Specific Securities and Investment Practices

   U.S. Government Securities


      Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.


      U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (formerly, the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation, and the Student Loan Marketing Association.

      Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. Limited-Term Bond Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.


      U.S. Government securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include "pass-through" securities, "participation certificates" and collateralized mortgage obligations. See "Mortgage-Backed and Asset-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

   Money Market Instruments

      Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.


   Zero Coupon Securities


      Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable maturities that make current distributions of interest in cash.

      A Fund may invest in zero coupon securities that are "stripped" U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount ("OID"). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends paid to its shareholders. Those dividends will be paid from a Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so.


      A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury
Receipts) are examples of derivative zeros.

      A Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

   Municipal Bonds

      Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. In general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

      A special class of bonds issued by state and local government authorities and agencies are industrial development bonds. Only those industrial development bonds the interest on which is free from Federal income taxation (although it may be an item of tax preference for purposes of the Federal alternative minimum tax ("AMT")) will be considered municipal bonds. In general, industrial development bonds are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. They generally depend for their credit quality on the credit standing of the company involved. Such entities and persons should consult with their tax advisers before investing in Municipal Bond Fund.

      Municipal leases and participation interests therein are another specific type of municipal bond. The factors that WRIMCO considers in determining whether or not any rated municipal lease obligations are liquid include the following:
(i) the frequency of trades and quotes for the obligations; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the securities; (iv) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer; (v) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held; (vi) the credit quality of the issuer and the lessee; and (vii) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The Funds have not held and do not intend to hold such obligations directly as a lessor of the property, but may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

      Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as a means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. In determining the liquidity of a municipal lease obligation, WRIMCO will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security or any other investment structure using a municipal lease-purchased agreement as its base. While the former may present liquidity issues, the latter are based on a well established method of securing payment of a municipal lease obligation.

      WRIMCO and the Funds rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. If a court should hold that an obligation held by Municipal Bond Fund is not a municipal bond (i.e., that the interest thereon is taxable), Municipal Bond Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.


      With respect to ratings of municipal bonds (see Appendix A to this SAI), now or in the future, S&P, or MIS may use different rating designations for municipal bonds depending on their maturities on issuance or other characteristics. For example, MIS currently rates the top four categories of "municipal notes" (i.e., municipal bonds generally with a maturity at the time of issuance ranging from six months to three years) as MIG 1, MIG 2, MIG 3 and MIG 4. A Fund is not required to dispose of any municipal bond if its rating falls below the rating required for its purchase, nor does such a fall in rating affect the amount of unrated municipal bonds that a Fund may buy.


   Mortgage-Backed and Asset-Backed Securities


      Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.


      The U.S. Government mortgage-backed securities in which the Funds may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.


      For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is government guaranteed or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.


      Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

      Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

      The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.


      Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

      The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.


   Variable or Floating Rate Instruments

      Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value. Each Fund may invest in variable and floating rate instruments as long as WRIMCO determines that it is consistent with the Fund's goal(s) and investment policies.

   Bank Deposits

      Among the debt securities in which the Funds may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit Insurance Corporation insures the principal of certain such deposits, currently to the extent of $100,000 per bank. Bank deposits are not marketable, and a Fund may invest in them only within the limit mentioned under "Illiquid Investments" unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

   Indexed Securities


      Each Fund (other than Municipal Bond Fund) may purchase securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.


      Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. WRIMCO will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of Asset Strategy Fund's investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

   Loans and Other Direct Debt Instruments

      Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a Fund's policies regarding the quality of debt securities.

      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

      Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on WRIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

      A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

      Investments in direct debt instruments may entail less legal protection for a Fund. Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. A Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution's interest with respect to a loan, may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

      For purposes of the limitations on the amount of total assets that a Fund will invest in any one issuer or in issuers within the same industry, a Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, Securities and Exchange Commission ("SEC") interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


   Foreign Securities and Currencies

      International Growth Fund, Asset Strategy Fund, Total Return Fund, Growth Fund, Science and Technology Fund and High Income Fund may purchase securities of foreign issuers, including depositary receipts, subject to the restrictions described in the Prospectus and this SAI. Limited-Term Bond Fund and Municipal Bond Fund may not invest in foreign securities.

      In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts, in registered form, are dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of foreign issuers by U.S. and non-U.S. investors and traders.

      WRIMCO believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that ability to invest assets abroad might enable a Fund to take advantage of these differences and strengths where they are favorable.

      However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

      Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

      Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. These is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

      The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

      Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

      Each of the Funds (other than Limited-Term Bond Fund and Municipal Bond
Fund) may purchase and sell foreign currency and invest in foreign currency deposits, and may enter into forward currency contracts, as described in the Prospectus and this SAI. Each of those Funds may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See "Options, Futures and Other Strategies - Forward Currency Contracts" below.


   Restricted Securities


      Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

      There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent a Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which a Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See "Illiquid Investments."


   Lending Securities


      Securities loans may be made by each Fund (except Municipal Bond Fund) on a short-term or long-term basis for the purpose of increasing the Fund's income. If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Each of the Funds makes loans of its securities only to parties deemed by WRIMCO to be creditworthy.

      Any securities loan that a Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). Under the present Guidelines, the collateral must consist of cash, U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to the return of the excess collateral.

      There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

      The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Fund. Under the Funds' current securities lending procedures, a Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO. A Fund will make loans only under rules of the New York Stock Exchange ("NYSE"), which presently require the borrower to return the securities to the Fund within five business days after the Fund gives notice to do so. If a Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. A Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.


      There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

      Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to (i) whom securities may be loaned, (ii) the investment of cash collateral, or
(iii) voting rights.

   Repurchase Agreements

      Each of the Funds may purchase securities subject to repurchase agreements subject to its limitation on investment in illiquid investments. See "Illiquid Investments." A repurchase agreement is an instrument under which a Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

      The majority of the repurchase agreements in which a Fund would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that a Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Funds' repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO on the basis of criteria established by the Board of Directors.

   Warrants and Rights

      Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying shares.

   When-Issued and Delayed-Delivery Transactions


      Each Fund may purchase any securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities takes place at a future date. The securities so purchased or sold by a Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to a Fund until delivery and payment is completed. When a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its net asset value per share. When a Fund sells a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. When a Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sales price in determining the Fund's net asset value per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss.


      Ordinarily a Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the securities if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.


   Investment Company Securities

      Certain of the Funds may purchase securities of closed-end investment companies. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

   Precious Metals

      The ability of Asset Strategy Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to a general decline.

      Precious metals prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to Asset Strategy Fund from such investments will be gains realized in sales; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. Asset Strategy Fund's direct investment in precious metals may be limited by tax considerations. See "Taxes" below for a more detailed discussion of the tax implications of investments in Precious metals.


   Illiquid Investments


      Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

      (i) repurchase agreements not terminable within seven days;
     (ii) securities for which market quotations are not readily available;
    (iii) over-the-counter ("OTC") options and their underlying collateral;
     (iv) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;
      (v) restricted securities not determined to be liquid pursuant to guidelines established by the Board of Directors;
     (vi) securities involved in swap, cap, collar and floor transactions;
    (vii) non-government stripped fixed-rate mortgage-backed securities;
          and
   (viii) direct debt instruments.


      The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


      If through a change in values, net assets, or other circumstances, each Fund (except Asset Strategy Fund) were in a position where more than 10% (15% for Asset Strategy Fund) of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.


   Options, Futures and Other Strategies


      General. WRIMCO may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, collars, floors, indexed securities and other derivative instruments (collectively "Financial Instruments") to attempt to enhance a Fund's income or yield or to attempt to hedge a Fund's investments.
 The strategies described below may be used in an attempt to manage a Fund's foreign currency exposure, if applicable, as well as other risks of the Fund's investments that can affect fluctuation in its net asset value.


      Generally, a Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured or, with respect to foreign currency derivatives, if the Fund is authorized to invest in foreign securities.

      Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge, a Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

      Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, a Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If a Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

      Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

      The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a Fund's ability to use Financial Instruments will be limited by tax considerations.
See "Taxes."


      In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with a Fund's goal(s) and permitted by a Fund's investment limitations and applicable regulatory authorities. A Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Funds' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

      Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

      (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.


      (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

      (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time.


      (5) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.


      Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

      Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


      Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.


      The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

      Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

      Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

      The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

      A type of put that a Fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives a Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.


      Risks of Options on Securities. Options offer large amounts of leverage, which will result in a Fund's net asset value being more sensitive to changes in the value of the related instrument. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.


      A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. However, there can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

      Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

      Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

      If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

      Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

      Futures Contracts and Options on Futures Contracts. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

      In addition, futures strategies can be used to manage the average duration of a Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of a Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of a Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain liquid assets in an account.

      Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

      Index Futures. The risk of imperfect correlation between movements in the price of an index future and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

      Where index futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

      Operating Policy. To the extent that a Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of that Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.


      Foreign Currency Hedging Strategies--Special Considerations. Each Fund (other than Limited-Term Bond Fund and Municipal Bond Fund) may use options and futures contracts on foreign currencies (including the Euro), as described above, and foreign currency forward contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.


      Each of these Funds might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

      The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

      Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Forward Currency Contracts. Each Fund (other than Limited-Term Bond Fund and Municipal Bond Fund) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days
(term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

      Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that a Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.


      Each of these Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in Euros, it could enter into a forward currency contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. Each of these Funds could also hedge the position by selling another currency expected to perform similarly to the Euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


      Each of these Funds also may use forward currency contracts to attempt to enhance income or yield. A Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

      The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

      As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of a Fund will be served.


      Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to a Fund or that WRIMCO will hedge at an appropriate time.


      Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Turnover. A Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.


      Swaps, Caps, Collars and Floors. A Fund may enter into swaps, caps, collars and floors to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

      Swap agreements, including caps, collars and floors, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield because, and to the extent, these agreements affect a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates, or other factors such as security prices or inflation rates.


      Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.


      The creditworthiness of firms with which a Fund enters into swaps, caps or floors will be monitored by WRIMCO in accordance with procedures adopted by the Corporation's Board of Directors. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

      The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. Each Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The Corporation understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.


Investment Restrictions and Limitations

      Certain of the Funds' investment restrictions and other limitations are described in this SAI. The following are each Fund's fundamental investment restrictions set forth in their entirety, which, like each Fund's goal(s), cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of a Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction.

      (i) Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, Science and Technology Fund and High Income Fund may not buy real estate, any nonliquid interests in real estate investment trusts or interests in real estate limited partnerships; however, each of these Funds may buy obligations or instruments that it otherwise may buy even though the issuer invests in real estate or interests in real estate. Asset Strategy Fund may not invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent this Fund from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent this Fund from purchasing interests in pools of real estate mortgage loans);

     (ii) Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, High Income Fund and Science and Technology Fund may not acquire shares of an investment company that issues redeemable securities. Total Return Fund, Growth Fund, International Growth Fund, High Income Fund and Science and Technology Fund may buy shares of an investment company that does not issue redeemable securities if the Fund does so in a regular transaction in the open market and in compliance with the requirements of the 1940 Act. Notwithstanding the foregoing, each of these Funds may also acquire investment company shares as part of a merger, consolidation or other reorganization;

    (iii) Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, High Income Fund and Science and Technology Fund may not lend money or other assets, other than through certain limited types of loans; however, each of these Funds may buy debt securities and other obligations consistent with its goal and its other investment policies and restrictions, may enter into repurchase agreements and, except Municipal Bond Fund, may lend its portfolio securities to the extent allowed, and in accordance with the requirements under, the 1940 Act. Asset Strategy Fund may not make loans, except (a) by lending portfolio securities to the extent allowed, and in accordance with the requirements under, the 1940 Act; (b) through the purchase of debt securities and other obligations consistent with its goal and its other investment policies and restrictions; and (c) by engaging in repurchase agreements with respect to portfolio securities;

     (iv) No Fund may invest for the purpose of exercising control or management of another issuer;

      (v) No Fund may sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments, (2) a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and
            (3) a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

     (vi) No Fund may engage in the underwriting of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under Federal securities laws;

    (vii) No Fund may invest in a security if, as a result, it would own more than 10% of the outstanding voting securities of an issuer, or if more than 5% of the Fund's total assets would be invested in securities of that issuer, provided that U.S. Government securities are not subject to this limitation and up to 25% of the Fund's total assets may be invested without regard to these restrictions;

   (viii) No Fund (other than Science and Technology Fund) may buy a security if, as a result, 25% or more of the Fund's total assets would then be invested in securities of issuers having their principal business activities in the same industry, except for municipal bonds (other than industrial development bonds) and U.S. Government securities;

     (ix) Municipal Bond Fund may not purchase warrants;

      (x) Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, High Income Fund and Science and Technology Fund may not purchase or sell physical commodities; however, this policy does not prevent these Funds from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments. Asset Strategy Fund may not purchase or sell physical commodities, except that this Fund may purchase and sell precious metals for temporary, defensive purposes; however, this policy shall not prevent this Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

     (xi) Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, High Income Fund and Science and Technology Fund may not issue senior securities. Asset Strategy Fund may not issue bonds or any other class of securities preferred over shares of the Fund in respect of the Fund's assets or earnings, provided that this Fund may issue additional series and classes of shares in accordance with its Articles of Incorporation;

            Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, Science and Technology Fund and High Income Fund may not borrow money, except that these Funds may borrow money (and pledge assets in connection therewith) from banks for temporary, extraordinary or emergency purposes but only up to 5% of their respective assets. Asset Strategy Fund may not borrow money, except that this Fund may borrow money for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of Asset Strategy Fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. For purposes of this limitation, "three days" means three days, exclusive of Sundays and holidays;

    (xii) Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund and High Income Fund may not invest in interests in oil, gas or mineral leases or mineral development programs, including oil and gas limited partnerships; and

   (xiii) At least 80% of Municipal Bond Fund's net assets will be invested during normal market conditions in municipal bonds.


      For purposes of applying restriction (vii) there may be a question as to who is the "issuer" of municipal bonds. For example, municipal bonds may be created by a particular government but be backed only by the assets and revenues of a subdivision of that government such as an agency, instrumentality, authority or other subdivision. In such case, such subdivision would be considered the "issuer" for the purposes of the 5% restriction. In the case of industrial development bonds, the nongovernmental user of facilities financed by them is also considered as a separate "issuer." This restriction does not apply to U.S. Government securities. The method of determining who is an "issuer" may be changed without shareholder vote. In applying this 5% restriction, the same standards apply as set forth above for determining who is an "issuer;" however, it also considers for the purpose of this 5% restriction that a guarantee by a government or other entity of a municipal bond is a separate security that would be given a value and included in the 5% restriction if the value of all municipal bonds created by the government or entity and owned by a Fund should exceed 10% of the value of its total assets.


      The following investment restrictions are not fundamental and may be changed by the Board of Directors without shareholder approval:

    (i) At least 65% of Growth Fund's and International Growth Fund's respective assets will be invested during normal market conditions in growth securities.

    (ii) During normal market conditions, at least 80% of International Growth Fund's assets will be invested in foreign securities and at least 65% of its assets will be invested in at least three different countries outside the United States. International Growth Fund may not purchase a foreign security if, as a result of such purchase, more than 75% of its assets would be invested in issuers of any one foreign country. International Growth Fund will not invest more than 25% of its total assets in securities issued by the government of any one foreign country.

    (iii) During normal market conditions, Science and Technology Fund will not invest in any securities other than science securities or technology securities if, as a result, more than 20% of its total assets would be invested in such other securities.

    (iv) At least 65% of High Income Fund's total assets will be invested during normal market conditions to seek a high level of current income. High Income Portfolio will not purchase a common stock if, as a result, more than 20% of its total assets would be invested in common stocks. This 20% limit includes common stocks acquired on conversion of convertible securities, on exercise of warrants or call options or in any other voluntary manner. The Fund does not currently intend to invest more than 10% of its total assets in non-dividend-paying common stocks.

    (v) At least 80% of Municipal Bond Fund's assets will consist of municipal bonds of investment grade. Municipal Bond Fund does not intend to invest more than 50% of its assets in industrial development bonds. Up to 10% of Municipal Bond Fund's assets may be invested in debt securities other than municipal bonds. Municipal Bond Fund will have less than 25% of its assets in securities of issuers located in any single state.

    (vi) At least 65% of Limited-Term Bond Fund's total assets will be invested during normal market conditions in bonds, and at 65% of Municipal Bond Fund's total assets will be invested during normal market conditions in bonds exclusive of other municipal debt obligations.

    (vii) Each of Growth Fund, International Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, Science and Technology Portfolio Fund, and Total Return Fund does not currently intend to invest in non-investment grade debt securities if, as a result, more than 5% of its assets would consist of such investments. Asset Strategy Fund may not invest more than 35% of its total assets in non-investment grade debt securities and unrated securities judged by WRIMCO to be of equivalent quality. Limited-Term Bond Fund does not currently intend to invest more than 50% of its assets in securities rated in the lowest tier of investment grade debt securities (those rated BBB by S&P or Baa by MIS).

    (viii) Asset Strategy Fund currently intends to limit its investments in foreign securities, under normal market conditions, to no more than 50% of its total assets and to limit its investments in obligations of any single foreign government to less than 25% of its total assets.

    (ix) Each of Total Return Fund and Growth Fund may invest up to 10% of its assets, and Science and Technology Fund may invest up to 20% of its net assets, in foreign securities. High Income Fund will not invest more than 25% of its total assets in securities issued by any single foreign government. Limited-Term Bond Fund and Municipal Bond Fund may not invest in foreign securities.

    (x) Asset Strategy Fund, Limited-Term Bond Fund and Municipal Bond Fund do not currently intend to invest more than 5% of their respective total assets in when-issued and delayed delivery transactions.

    (xi) Each Fund may not purchase a security if, as a result, more than 10% (15% for Asset Strategy Fund) of its net assets would consist of illiquid investments.

    (xii) High Income Fund and Science and Technology Fund do not currently intend to invest more than 5% of their respective assets in the shares of investment companies. Asset Strategy Fund does not currently intend to purchase shares of investment companies that do not redeem their shares except in a regular transaction in the open market where no commission except ordinary broker's commission is paid and if, as a result, no more than 10% of its total assets would be invested in such securities. Asset Strategy Portfolio does not currently intend to purchase shares of open-end investment companies. These limitations do not apply to securities received by Asset Strategy Fund as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger.

    (xiii) No Fund (other than Growth Fund and Science and Technology Fund) may invest in the securities of any issuer if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government or a state or local government authority, or their respective instrumentalities, or to CMOs, other mortgage-related securities, asset-backed securities, indexed securities or OTC derivative instruments.

    (xiv) Asset Strategy Fund may borrow money only from a bank. Asset Strategy Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

    (xv) Asset Strategy Fund does not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities and other obligations or to repurchase agreements.)

    (xvi) Asset Strategy Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.



Portfolio Turnover

      A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.


      The portfolio turnover rates for the fiscal years ended March 31, 1999 and 1998 for each of the Funds then in existence were as follows:

                               1999     1998
                               ----     -----

Asset Strategy Fund                    220.67
Growth Fund                             33.46
High Income Fund                        67.82
International Growth Fund              105.11
Limited-Term Bond Fund                  27.37
Municipal Bond Fund                     27.86
Science and Technology Fund             26.64
Total Return Fund                       36.94%

      The portfolio turnover rate for the common stock portion of Asset Strategy Fund's portfolio for the fiscal year ended March 31, 1999 was %; the rate for the remainder of the portfolio was %.


      Science and Technology Fund and High Income Fund commenced operations on July 31, 1997.

      A high turnover rate will increase transaction costs and commission costs that will be borne by the Funds and could generate taxable income or loss.


                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

      The Corporation has an Investment Management Agreement (the "Management Agreement") with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Funds and provide investment advice to the Funds. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. (the "Distributor") is the Corporation's principal underwriter and distributor.

      The Management Agreement permits WRIMCO or an affiliate of WRIMCO to enter into a separate agreement for transfer agency services (the "Shareholder Servicing Agreement") and a separate agreement for accounting services (the "Accounting Services Agreement") with the Corporation. The Management Agreement contains detailed provisions as to the matters to be considered by the Corporation's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.


Waddell & Reed Financial, Inc.


      WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

      Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, and to Target/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for United Asset Strategy Fund, Inc. since it commenced operations in March 1995. Waddell & Reed, Inc. serves as principal underwriter for the Funds, the investment companies in the United Group of Mutual Funds and acts as principal underwriter and distributor for variable life insurance and variable annuity policies issued by United Investors Life Insurance Company for which Target/United Funds, Inc. is the underlying investment vehicle.



Shareholder Services

      Under the Shareholder Servicing Agreement entered into between the Corporation and Waddell & Reed Services Company (the "Agent"), a subsidiary of the Distributor, the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Corporation and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Corporation's Board of Directors without shareholder approval.


Accounting Services

      Under the Accounting Services Agreement entered into between the Corporation and the Agent, the Agent provides the Corporation with bookkeeping and accounting services and assistance, including maintenance of the Corporation's records, pricing of the Corporation's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Corporation's Board of Directors without shareholder approval.


Payments for Management, Accounting and Shareholder Services


      Under the Management Agreement, for WRIMCO's management services, the Corporation pays WRIMCO a fee as described in the Prospectus. The management fees paid to WRIMCO during the fiscal years ended March 31, 1999, 1998 and 1997 for each of the Funds then in existence were as follows:

                                      1999        1998           1997
                                      ----       -----           ----

Asset Strategy Fund                            127,507        116,390
Growth Fund                                  2,041,002      1,904,258
High Income Fund                                24,352**
International Growth Fund*                     553,692        251,914
Limited-Term Bond Fund                         101,985        108,389
Municipal Bond Fund                            216,501        200,636
Science and Technology Fund                     17,585**
Total Return Fund                           $2,837,414     $1,886,789


 * International Growth Fund (formerly Global Income Fund) changed its name, investment objective and management fee effective April 20, 1995.

** For the period from 7/31/97, the date of initial public offering, to 3/31/99.

      For purposes of calculating the daily fee, the Corporation does not include money owed to it by the Distributor for shares which it has sold but not yet paid to the Corporation. The Corporation accrues and pays this fee daily.


      Under the Shareholder Servicing Agreement, with respect to Class B shares, each Fund pays the Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, each Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. Each Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; and costs of legal and special services not provided by the Distributor, WRIMCO or the Agent.

      Under the Accounting Services Agreement, each Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                          Accounting Services Fee

                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)       Rate for Each Fund
          -------------------------       ------------------

          From $    0 to $   10                $      0
          From $   10 to $   25                $ 10,000
          From $   25 to $   50                $ 20,000
          From $   50 to $  100                $ 30,000
          From $  100 to $  200                $ 40,000
          From $  200 to $  350                $ 50,000
          From $  350 to $  550                $ 60,000
          From $  550 to $  750                $ 70,000
          From $  750 to $1,000                $ 85,000
               $1,000 and Over                 $100,000


      Fees paid to the Agent during the fiscal years ended March 31, 1999, 1998 and 1997 for each of the Funds then in existence were as follows:

                                      1999        1998        1997
                                      ----       -----        ----

Asset Strategy Fund                   10,000    10,000
High Income Fund                         833**
Growth Fund                           49,167    50,000
International Growth Fund*            30,000    17,500
Limited-Term Bond Fund                10,000    10,000
Municipal Bond Fund                   20,000    20,000
Science and Technology Fund            2,972**
Total Return Fund                    $59,167   $50,000


 * International Growth Fund (formerly Global Income Fund) changed its name and investment objective effective April 20, 1995.

** For the period 7/31/97, the date of initial public offering, to 3-31-98.

      Because the Corporation pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Corporation under the Shareholder Servicing Agreement are described above. The Distributor and its affiliates pay the Corporation's Directors and officers who are affiliated with the Distributor and its affiliates. The Corporation pays the fees and expenses of the Corporation's other Directors.

      The Corporation pays all of its other expenses. These include, for each Fund, the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Corporation under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.


Distribution Arrangement

      The Distributor acts as principal underwriter and distributor of the Corporation's shares pursuant to an underwriting agreement (the "Underwriting Agreement"). The Underwriting Agreement requires the Distributor to use its best efforts to sell the shares of the Corporation but is not exclusive, and permits and recognizes that the Distributor also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis.

      Under a Distribution and Service Plan for the Class B shares (the "Class B Plan") adopted by the Corporation pursuant to Rule 12b-1 under the 1940 Act, the Corporation, with respect to each Fund, pays the Distributor daily a distribution fee not to exceed, on an annual basis, 0.75% of the particular Fund's Class B net asset value and a service fee not to exceed, on an annual basis, 0.25% of the particular Fund's Class B net asset value. Under a Distribution and Service Plan for Class Y shares (the "Class Y Plan") adopted by the Corporation pursuant to Rule 12b-1, with respect to each Fund, the Corporation pays the Distributor daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the particular Fund's Class Y net asset value.

      The Distributor offers the Corporation's shares through its registered representatives and sales managers (sales force) unless it elects, which is not contemplated for Class B shares, to make distribution of shares also through other broker-dealers. In distributing shares through its sales force, the Distributor will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Corporation's shares. The Class B Plan, the Class Y Plan and the Underwriting Agreement contemplate that the Distributor may be compensated for these Class B-related distribution efforts through the distribution fee.

      The sales force may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and the Distributor or its subsidiary, Waddell & Reed Services Company, may also provide services to shareholders through telephonic means and written communications. For the fiscal year ended March 31, 1999, the Corporation paid (or accrued) the following amounts to the Distributor as distribution fees and service fees under the Class B Plan for each of the Funds: Total Return Fund - $ and $; Growth Fund - $ and $; Limited-Term Bond Fund - $ and $; Municipal Bond Fund - $ and $; International Growth Fund - $ and $; Asset Strategy Fund - $ and $; Science and Technology Fund - $ and $; and High Income Fund - $ and $. For the fiscal year ended March 31, 1999, the Corporation paid (or accrued) the following amounts to the Distributor as distribution fees and service fees under the Class Y Plan for each of the Funds: Total Return Fund - $; Growth Fund - $; Limited-Term Bond Fund - $; Municipal Bond Fund - $; International Growth Fund - $; Asset Strategy Fund - $; Science and Technology Fund - $; and High Income Fund - $. The distribution fees were paid to compensate the Distributor for its expenses relating to sales force compensation, providing prospectuses and sales literature to prospective investors, advertising, sales processing, field office expenses and home office sales management in connection with the distribution of Class B and/or Class Y shares of a Fund. The service fees were paid to compensate the Distributor for providing personal services to the particular Fund's Class B and/or Class Y shareholders and for the maintenance of Class B and/or Class Y accounts.

      The only Directors or interested persons, as defined in the 1940 Act, of the Corporation who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed, Inc. Each Plan is anticipated to benefit the applicable Fund and its shareholders affected by the particular Plan through Waddell & Reed, Inc.'s activities not only to distribute the affected shares of the Fund but also to provide personal services to shareholders of the affected class and thereby promote the maintenance of their accounts with the Fund. Each Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of that Fund class, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal of a Fund. Further, continuing sales of Fund shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Fund, to meet redemption demands. In addition, each Fund anticipates that the revenues from the Plan will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and its affected shareholders.


      The Class B Plan, the Class Y Plan and the Underwriting Agreement were approved by the Corporation's Board of Directors, including the Directors who are not interested persons of the Corporation or of the Distributor and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter the "Plan Directors"). Each Plan was also approved as to each Fund by the Distributor as the sole shareholder of the affected shares of each of the Funds, and classes thereof, at the time.

      Among other things, the Plan for each class provides that (i) the Distributor will submit to the Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto are approved by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) payments by the Corporation under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of that class of each affected Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors shall be committed to the discretion of the Plan Directors.


      For the Corporation's fiscal year ended March 31, 1999, the Distributor earned deferred sales charges from each of the Funds with respect to Class B shares then in existence as follows: Total Return Fund - $; Growth Fund - $; Limited-Term Bond Fund - $; Municipal Bond Fund - $; International Growth Fund - $; Asset Strategy Fund - $; Science and Technology Fund - $; and High
Income Fund - $.


Custodial and Auditing Services

      The custodian for each Fund is UMB Bank, n.a., Kansas City, Missouri. In general, the custodian is responsible for holding each Fund's cash and securities. Deloitte & Touche LLP, Kansas City, Missouri, the Funds' independent accountants, audits the Corporation's financial statements.


                  PURCHASE, REDEMPTION AND PRICING OF SHARES


Determination of Offering Price

      The net asset value of each class of the shares of a Fund is the value of the assets of that class, less the liabilities of that class, divided by the total number of shares outstanding of that class.

      The offering price of a Class B or a Class Y share is its net asset value next determined following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after the Distributor receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

      The Distributor need not accept any purchase order, and it or the Corporation may determine to discontinue offering Corporation shares for purchase.

      The net asset value per share is ordinarily computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any domestic securities or commodities exchange on which an option or future held by a Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The net asset value changes every business day, since the value of the assets and the number of shares outstanding changes every business day.

      The securities in the portfolio of each Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using The Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are generally valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of a Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot (i.e., cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

      Options and futures contracts purchased and held by a Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for option trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by a Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by a Fund will be either the closing price or the asked price.

      When a Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the put or call. If the call a Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If a Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If a Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a Fund expires, it has a gain in the amount of the premium; if a Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.


Minimum Initial and Subsequent Investments

      For Class B shares, initial investments must be at least $1,000 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to exchanges of shares from one Fund to another Fund. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, the Distributor, their affiliates or certain retirement plan accounts. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount.

      For Class Y shares, investments by government entities or authorities or by corporations must total at least $1 million. There is no initial investment minimum for other Class Y investors.


Flexible Withdrawal Service

      If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class B shares. To qualify for the Service, you must have invested at least $10,000 in Class B shares which you still own of any of the Funds, or Class B shares of United Cash Management, Inc., a fund in the United Group of Mutual Funds, or you must own Class B shares having a value of at least $10,000. Applicable forms to start the Service are available from Waddell & Reed, Inc.

      The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the deferred sales charge, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the deferred sales charge, does not apply to a one-time withdrawal.

      You can choose to have your shares redeemed to receive:

      1.  a monthly, quarterly, semiannual or annual payment of $50 or more;

      2. a monthly payment, which will change each month, equal to a percentage of the value of the shares in your Account (you select the percentage); or

      3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

      Shares ordinarily are redeemed on the 20th day of the month in which the payment is to be made (or on the prior business day if the 20th is not a business day). Payments are usually made within five days of the redemption.

      Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of their service.

      The dividends and distributions on shares of a Fund that you have made available for the Service are paid in additional Class B shares of that Fund. All payments under the Service are made by redeeming Class B shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of Class B shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or income or return on your investment.

      You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. Subject to the deferred sales charge, you may at any time redeem part or all of the shares of a Fund in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

      After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.


Exchange Privilege

   Class B Share Exchanges

      You may exchange Class B shares of one Fund of the Corporation for Class B shares of another Fund of the Corporation, or for Class B shares of United Cash Management, Inc., without charge.

      The redemption of a Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

      You may have a specific dollar amount of Class A shares of United Cash Management, Inc. automatically redeemed each month and invested in Class B shares of a Fund. The shares of United Cash Management, Inc. which you designate must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such service. These exchange and other rights can in most instances be eliminated or modified at any time, upon notice in certain circumstances, and any related request may not be accepted.

   Class Y Share Exchanges

      Class Y shares of a Fund may be exchanged for Class Y shares of any other Fund of the Corporation or for Class A shares of United Cash Management, Inc.

   General Exchange Information

      The exchange will be made at the net asset values next determined after receipt of your written request in good order by the Corporation. When you exchange shares, the total shares you receive will have the same aggregate net asset value as the total shares you exchange.

      These exchange rights may be eliminated or modified at any time by the Corporation, upon notice in certain circumstances.


Retirement Plans

      As described in the Prospectus, your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers model or prototype documents for the following retirement plans. All of these plans involve investment in shares of one or more of the Funds (other than Municipal Bond Fund).

      Individual Retirement Accounts (IRAs). Investors having earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000 (provided the investor has not reached age 70 1/2). For a married couple, the annual maximum is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels. However, a married investor who is not an active participant, files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000, is not affected by the spouse's active participant status.

      An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.

      Roth IRAs. Investors whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.


      Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

      Education IRAs. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a member of his or her family).

      Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. An employer may contribute up to 15% of compensation, or $24,000, whichever is less, per year for each employee.

      Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer employees who does not sponsor another active retirement plan may sponsor a SIMPLE to contribute to its employees' retirement accounts. A SIMPLE plan can be funded by either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (generally, up to 3% of the employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their SIMPLE plans. SIMPLE plans involve fewer administrative requirements than 401(k) or other qualified plans generally.


      Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.

      457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

      TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

      401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

      More detailed information about these arrangements and applicable forms are available from the Distributor. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.


Redemptions

      The Prospectus gives information as to redemption procedures and deferred sales charges. Redemption payments are made within seven days unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Corporation may be made in portfolio securities when the Corporation's Board of Directors determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities and the shareholder will incur commission or other transaction charges in order to convert these securities into cash. Securities used for payment of redemptions are valued at the value used in figuring net asset value. The Corporation, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.


      As stated in the Prospectus for Class B shares, a deferred sales charge is inapplicable in a variety of circumstances. The deferred sales charge is the subject of an effective order of exemption issued by the staff of the SEC. For purposes of determining application of the deferred sales charge, "employees" include retired employees and "directors" includes retired directors. A retired employee is an individual separated from service from the Distributor or any of its affiliated companies with a vested interest in any employee benefit plan sponsored by the Distributor or any of its affiliated companies. "Financial advisors" includes retired financial advisors. A "retired financial advisor" is any financial advisor who was, at the time of separation from service from the Distributor, a Senior Financial Advisor. A custodian under the Uniform Gifts (or Transfers) to Minors Act purchasing for the child of any employee or financial advisor may redeem shares without a deferred sales charge whether or not the custodian is an eligible purchaser.



Reinvestment Privilege

      The Prospectus for Class B shares discusses the reinvestment privilege for Class B shares under which you may reinvest in any one or more of the Funds all or part of any amount of Class B shares you redeemed and have the corresponding amount of the deferred sales charge, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting. If Class B shares of a Fund are then being offered, you can put all or part of your redemption payment back into the Class B shares of that Fund at the net asset value next determined after you have returned the amount. Your written request to do this must be received within 30 days after your redemption. You can do this only once as to Class B shares of that Fund. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You do not use up this privilege by redeeming Class B shares to invest the proceeds at net asset value in a Keogh plan or an IRA.



Mandatory Redemption of Certain Small Accounts

      Each of the Funds has the right to require the redemption of shares held under any account or any plan if the aggregate net asset value of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board has no intent to require redemptions in the foreseeable future. If it should elect to require redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.



                             DIRECTORS AND OFFICERS


      The day-to-day affairs of the Corporation are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Corporation and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors are not affiliated with Waddell & Reed, Inc.

      The principal occupation during at least the past five years of each Director and officer of the Corporation is given below. Each of the persons listed through and including Mr. Vogel is a member of the Corporation's Board of Directors. The other persons are officers but not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. Each of the Corporation's Directors is also a Director of each of the funds in the Fund Complex and each of the Corporation's officers is also an officer of one or more of the funds in the Fund Complex.

KEITH A. TUCKER*
      Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive Officer, Principal Financial Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company; formerly, President of the Fund and each of the other funds in the Fund Complex; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: February 11, 1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
      Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
      President, JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing, Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.

DAVID P. GARDNER
525 Middlefield Road, Suite 200
Menlo Park, California 94025
      President of Hewlett Foundation and Chairman of George S. and Delores Dori Eccles Foundation. Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal. Date of birth: March 24, 1933.

LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
      First Lady of Kansas. Partner, Levy and Craig, P.C., a law firm. Date of birth: July 29, 1953.

JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma 73072
      General Counsel of the Board of Regents and Adjunct Professor of Law at the University of Oklahoma College of Law; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, an Attorney with Crowe & Dunlevy, a law firm. Date of birth: January 17, 1967.

JOHN F. HAYES
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
      Director of Central Bank and Trust; Director of Central Financial Corporation; Director of Central Properties, Inc.; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A. Date of birth: December 11, 1919.

ROBERT L. HECHLER*
      President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; President, Director and Treasurer of Waddell & Reed Services Company; formerly, Vice President of the Fund and each of the other funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: November 12, 1936.

HENRY J. HERRMANN*
      Vice President of the Fund and each of the other funds in the Fund Complex; President, Chief Investment Officer, Treasurer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: December 8, 1942.

GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158
      Retired; formerly, Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
      Retired; formerly, Chairman of the Board of Directors and President of the Fund and each fund in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company. Date of birth:
April 27, 1928.

RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas 66208
      Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director of Network Rehabilitation Services; formerly, Employment Counselor and Director of McCue-Parker Center. Date of birth: August 3, 1934.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
      Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm. Date of birth: April 9, 1953.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri  64113
      Professor of Business Administration, University of Missouri-Kansas City; formerly, Chancellor, University of Missouri-Kansas City. Date of birth: January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
      Retired.  Date of birth:  August 7, 1935.

Helge K. Lee
      Vice President, Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Secretary and General Counsel of Waddell & Reed Financial, Inc.; Vice President, Secretary, General Counsel and Director of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and Waddell & Reed, Inc.; Senior Vice President, Secretary, General Counsel and Director of Waddell & Reed Services Company; formerly, Executive Vice President, Secretary and Chief Compliance Officer of LGT Asset Management, Inc. and affiliates; formerly, Senior Vice President, General Counsel and Secretary of Strong Capital Management, Inc.
and affiliates.  Date of birth:  March 30, 1946.

Theodore W. Howard
      Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.


Michael L. Avery
      Vice President of the Corporation and three other Funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: September 15, 1953.

Abel Garcia
      Vice President of the Corporation and two other funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: April 28, 1949.

John M. Holliday
      Vice President of the Corporation and eight other funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Senior Vice President of Waddell & Reed Asset Management Company. Date of birth: June 11, 1935.


Thomas A. Mengel
      Vice President of the Corporation and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, President of Sal. Oppenheim jr. & Cie. Securities, Inc.; formerly, Vice President of Hauck and Hope Securities. Date of birth: April 13, 1957.


Louise D. Rieke

      Vice President of the Corporation and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: April 24, 1949.


Grant P. Sarris

      Vice President of the Fund and one other Fund in the Fund Complex, and Vice President of WRIMCO. Date of birth: September 14, 1966.

Mark G. Seferovich
      Vice President of the Corporation and one other Fund in the Fund Complex and Senior Vice President of the Manager; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company.
Date of birth:  April 6, 1947.


W. Patrick Sterner
      Vice President of the Corporation and one other fund in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: January 11, 1949.


Daniel J. Vrabac
      Vice President of the Corporation and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: July 24, 1954.

James D. Wineland
      Vice President of the Corporation and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: September 25, 1951.

      The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.


      The Directors who may be deemed to be "interested persons" as defined in the 1940 Act of the Fund's underwriter, Waddell & Reed, Inc., or of WRIMCO are indicated as such by an asterisk.

      The Board of Directors has created an honorary position of Director Emeritus, which position a Director may elect after resignation from the Board of Directors provided the Director has attained the age of 70 and has served as a Director of the Corporation for a total of at least five years. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Corporation. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as Directors of the Corporation and of each of the funds in the Fund Complex and elected a position as Director Emeritus.

      The Corporation, the funds in the United Group and Target/United Funds, Inc. pay to each Director a total of $48,000 per year, plus $2,500 for each meeting of the Board of Directors attended plus reimbursement of expenses of attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. The fees to the Directors who receive them are divided among the Corporation, the funds in the United Group and Target/United Funds, Inc. based on the funds' relative size. During the Corporation's fiscal year ended March 31, 1999, the Corporation's Directors received the following fees for service as a director:


                               COMPENSATION TABLE

                                                    Total
                                Aggregate       Compensation
                              Compensation    From Corporation
                                  From            and Fund
Director                       Corporation        Complex*
--------                      ------------      ------------

Robert L. Hechler
Henry J. Herrmann
Keith A. Tucker                       0                 0
James M. Concannon
John A. Dillingham
David P. Gardner
Linda K. Graves
Joseph Harroz, Jr.
John F. Hayes
Glendon E. Johnson
William T. Morgan
Ronald C. Reimer
Frank J. Ross, Jr.
Eleanor B. Schwartz
Frederick Vogel III
Paul S. Wise


* No pension or retirement benefits have been accrued as a part of Corporation expenses.


      Mr. Gardner was elected as a Director on August 18, 1998. Messrs. Messrs. Harroz, Hechler, Herrmann and Reimer were elected as Directors on November 18, 1998. The officers are paid by WRIMCO or its affiliates.


Shareholdings


      As of May 31, 1999, all of the Corporation's Directors and officers as a group owned less than 1% of the outstanding shares of the Corporation. The following table sets forth information with respect to the Corporation, as of May 31, 1999, regarding the beneficial ownership of the series, and classes thereof, of the Corporation's shares.


                                                Shares owned
Name and Address               Series and       Beneficially
of Beneficial Owner               Class         or of Record             Percent
-------------------            ----------       ------------             -------

Liberty National Life         International Growth Fund
  Insurance Company              Class B                                     %
2001 Third Avenue South
Birmingham AL 35233

Richard Voss TR               Total Return Fund
Church TSA Archdiocese           Class Y
  of OK
FBO Unallocated Assets        Growth Fund
Church Sponsored                 Class Y
  403(B) Plan
P. O. Box 32180               Limited-Term Bond Fund
Oklahoma City OK 73123           Class Y

                              International Growth Fund
                                 Class Y

                              Asset Strategy Fund
                                 Class Y

Fiduciary Trust Co NH TR      Total Return Fund
Corporate Money Pension          Class Y
 Plan
Okanogan County Hospital      International Growth Fund
  District 3                     Class Y
FBO Unallocated Assets
Qualified Plan 1329481
P. O. Box 793
Omak WA 98841

M E. Collins Contracting      Total Return Fund
  Co Inc                         Class Y
401K and Profit Sharing
980 East 25th St Box 83       Growth Fund
Wahoo NE 68066                   Class Y

                              Limited-Term Bond Fund
                                 Class Y

                              International Growth Fund
                                 Class Y

                              Asset Strategy Fund
                                 Class Y



                            PAYMENTS TO SHAREHOLDERS


General

      There are two (three, in the case of certain Funds) sources for the payments a Fund makes to you as a shareholder of a class of shares of a Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the dividends, interest and earned discount on the securities a Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from a Fund's sale of securities at a price higher than a Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long a Fund has owned the securities before it sells them. The third source (in the case of Total Return Fund, Growth Fund, International Growth Fund, Asset Strategy Fund, Science and Technology Fund and High Income Fund) is net realized gains from foreign currency transactions. The payments made to shareholders from net investment income, net short-term capital gains, and net realized gains from certain foreign currency transactions are called dividends.


      Each Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gains, depending on whether securities are sold and at what price. If a Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses carried over from a prior year or years to offset the gains. It is the policy of each Fund to make annual capital gains distributions to the extent that net capital gains are realized in excess of available capital loss carryovers.


      Income and expenses are earned and incurred separately by each Fund, and gains and losses on portfolio transactions of each Fund are attributable only to that Fund. For example, capital losses realized by one Fund would not affect capital gains realized by another Fund.


Choices You Have on Your Dividends and Distributions


      On your application form, you can give instructions that (i) you want cash for your dividends and distributions, however, a total dividend and/or distribution amount less than ten dollars will be automatically paid in shares of a Fund of the same class as that with respect to which they were paid (ii) you want your dividends and distributions paid in shares of a Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of a Fund of the same class as that with respect to which they were paid, however, a total dividend amount less than ten dollars will be automatically paid in shares of a Fund of the same class as that with respect to which it was paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of a Fund of the same class as that with respect to which they were paid. All payments in shares are at net asset value without any sales charge. The net asset value used for this purpose is that computed as of the payment date for the dividend or distribution, although this could be changed by the Board of Directors.



                                      TAXES


General


      Each of the Funds have qualified for treatment as a regulated investment company ("RIC") under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and, for certain Funds, net gains from certain foreign currency transactions) that is distributed to its shareholders. To continue to qualify as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income plus, in the case of Municipal Bond Fund, its net interest income excludable from gross income under Section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.


      Investments in precious metals would have adverse tax consequences for Asset Strategy Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of precious metals and from other income that does not qualify under the Income Requirement or (2) held precious metals in such quantities that the Fund failed to satisfy the 50% Diversification Requirement for any quarter. Asset Strategy Fund intends to manage its portfolio so as to avoid failing to satisfy those requirements for these reasons.

      Dividends and distributions declared by a Fund in October, November or December of any year and payable to its shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December 31 falls.

      If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

      Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Fund's policy to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax. The Code permits the Fund to defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year.


Income from Foreign Securities

      Dividends and interest received, and gains realized, by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      If more than 50% of the value of International Growth Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to any such election, International Growth Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to
(1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by that Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax. International Growth Fund will report to its shareholders shortly after each taxable year their respective shares of that Fund's income from sources within foreign countries and U.S. possessions and foreign taxes paid, if it makes this election. If International Growth Fund makes this election, then pursuant to the Taxpayer Relief Act of 1997 ("Tax Act"), beginning in 1998 individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

      Each of International Growth Fund, Asset Strategy Fund, Total Return Fund, Growth Fund, Science and Technology Fund and High Income Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

      If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      A Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.


Foreign Currency Gains and Losses

      Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.


Income from Options, Futures and Forward Currency Contracts and Foreign
Currencies

      The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

      Any income a Fund earns from writing options is treated as short-term capital gains. If a Fund enters into a closing purchase transaction, it will have short-term capital gains or losses based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by a Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.


      Certain options, futures and forward contracts in which the Funds may invest may be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of its taxable year, other than contracts subject to a "mixed straddle" election made by the Fund, are "marked-to-market" (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance are treated as short-term capital gains or losses. That 60% portion will qualify for the 20% (10% for taxpayers in the 15% marginal tax bracket) maximum tax rate on net capital gains enacted by the Taxpayers Relief Act of 1997.

      Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.


      Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. The regulations under section 1092 also provide certain "wash sale" rules that apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Funds are not entirely clear.

      If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.


Zero Coupon and Payment-in-Kind Securities


      Certain Funds may acquire zero coupon or other securities issued with OID. As the holder of those securities, a Fund must include in its income the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, in order to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.


Municipal Bond Fund

      The aggregate dividends excludable from the gross income of the Municipal Bond Fund's shareholders may not exceed the Fund's net tax-exempt income. If the Fund's shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares. Tax-exempt interest attributable to certain private activity bonds ("PABs") (including a proportionate part of the exempt-interest dividends paid by the Fund attributable thereto) is a tax preference item for purposes of the AMT. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether the Fund's tax-exempt interest was attributable to those PABs.

      Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including tax-exempt income such as the Fund's exempt interest dividends) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

      If the Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, distributions of the income earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if the Fund realizes capital gains as a result of market transactions, any distribution of those gains will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions, and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Fund.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange for the purchase and sale of securities for the portfolio of each Fund. With respect to Limited-Term Bond Fund, Municipal Bond Fund and High Income Fund, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market are generally done with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Funds may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for the Fund with those of other funds in the United Group and Target/United Funds, Inc. or other accounts over which it has investment discretion. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed. Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. However, sometimes a better negotiated commission is available through combined orders.

      To effect the portfolio transactions of a Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on relevant factors, will implement the policy of the Fund to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and or other services, including pricing or quotation services, directly or through others ("research and brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

      Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

      The commissions paid to brokers that provide such research and/or brokerage services may be higher than another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.


      The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Corporation and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

      Such investment research (which may be supplied by a third party at the instance of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in a Fund's portfolio or being considered for purchase.

      The Corporation may also use its brokerage to pay for pricing or quotation services to value securities.


      The table below sets forth the brokerage commissions paid by each of the Funds then in existence during the fiscal years ended March 31, 1999, 1998 and 1997. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

                                      1999        1998        1997
                                      ----       -----       -----

Asset Strategy Fund                  26,334      18,737
Growth Fund                          82,603     136,278
High Income Fund                        ---
International Growth Fund*          386,865     254,192
Limited-Term Bond Fund                  ---         ---         ---
Municipal Bond Fund                   1,371         ---
Science and Technology Fund           4,802
Total Return Fund                  $288,547    $200,131

                                   --------     -------     -------
      Total                        $790,522    $609,338     $
                                   ========    ========     =======

  * Formerly Global Income Fund.
*** For the period from July 31, 1997, the date of the initial public offering, to March 31, 1998.


      The next table shows for each of the Funds the transactions, other than principal transactions, which were directed to broker-dealers who provided research as well as execution and the brokerage commissions paid during the fiscal year ended March 31, 1999 for each of the Funds. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.


                                                Amount of      Brokerage
                                             Transactions    Commissions
                                             ------------    -----------


Asset Strategy Fund ......................
Growth Fund ..............................
High Income Fund* ........................            ---            ---
International Growth Fund ................
Limited-Term Bond Fund ...................            ---            ---
Municipal Bond Fund ......................            ---            ---
Science and Technology Fund*..............
Total Return Fund ........................   $                  $
                                             ------------       --------
   Total .................................   $                  $
                                             ============       ========

* For the period from July 31, 1997, the date of the initial public offering, to March 31, 1999.



      As of March 31, 1998, Waddell & Reed Growth Fund owned Merrill Lynch & Co., Inc. securities in the aggregate amount of $6,277,249. Merrill Lynch & Co., Inc. is a regular broker of the Fund. Waddell & Reed Limited-Term Bond Fund owned Salomon Inc. securities in the aggregate amount of $515,770. Salomon Inc. is a regular broker of the Fund. Waddell & Reed International Growth Fund owned Credit Suisse Group securities in the aggregate amount of $3,401,561. Credit Suisse Group is a regular broker of the Fund.

      The Corporation, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.


                                OTHER INFORMATION


General

      The Corporation was organized on January 29, 1992.


The Shares of the Funds

      The shares of each of the Funds represents an interest in that Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.


      Each Fund offers two classes of its shares: Class B and Class Y. Each class of a Fund represents an interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class B shares are subject to a contingent deferred sales charge; Class Y shares are not subject to a contingent deferred sales charge but are subject to an ongoing distribution and service fee that differs in amount from that of the Class B shares; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Funds do not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the two classes, dividends and liquidation proceeds of Class B shares are expected to be lower than for Class Y shares of the same Fund. Shares are fully paid and nonassessable when purchased.

      The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

      Special meetings of shareholders may be called for any purpose upon receipt by a Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at time which the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

      Each share (regardless of class) has one vote. All shares of a Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.


      Each share of each Fund (regardless of class) is entitled to one vote. On certain matters such as the election of Directors, all shares of the eight Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of a particular Fund, except that as to matters for which a separate vote of a class is required by the 1940 Act or which affects the interests of one or more particular classes, the affected shareholders vote as a separate class. In voting on a Management Agreement, approval by the shareholders of a Fund is effective as to that Fund whether or not enough votes are received from the shareholders of the other Funds to approve the Management Agreement for the other Funds.


Initial Investment

      On April 24, 1992, the Distributor purchased for investment 2,000 Class B shares of each Fund (other than Asset Strategy Fund, Science and Technology Fund and High Income Fund) at a net asset value of $10.00 per share.

      On April 20, 1995, the Distributor purchased for investment 2,000 Class B shares of Asset Strategy Fund at a net asset value of $10.00 per share.

      On July 31, 1997, the Distributor purchased for investment 2,000 Class B shares and 2,000 Class Y shares of Science and Technology Fund and High Income Fund at a net asset value of $10.00 per share.

                                   APPENDIX A

      The following are descriptions of some of the ratings of securities which the Corporation may use. The Corporation may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

                           DESCRIPTION OF BOND RATINGS

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc. A Standard & Poor's ("S&P") corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

      The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      2.    Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

      A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

      BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

      B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

      CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

      CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

      C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI -- The rating CI is reserved for income bonds on which no interest is being paid.

      D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

      Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

      Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

      Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service ("MIS") rating symbols and their meanings follows:

      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

      Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     Description of Preferred Stock Ratings

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

      The preferred stock ratings are based on the following considerations:

1. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.    Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA -- This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

      A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

      BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

      C -- A preferred stock rated C is a non-paying issue.

      D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

      NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

      Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      Moody's Investors Service, Inc. Because of the fundamental differences between preferred stocks and bonds, a variation of MIS familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

      Note: MIS applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Preferred stock rating symbols and their definitions are as follows:

      aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

      a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

      ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

      c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                           DESCRIPTION OF NOTE RATINGS

      Standard and Poor's, a division of The McGraw-Hill Companies, Inc. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

    --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note). --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

      The note rating symbols and definitions are as follows:

      SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.
      SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
      SP-3  Speculative capacity to pay principal and interest.

      Moody's Investors Service, Inc. MIS Short-Term Loan Ratings -- MIS ratings for state and municipal short-term obligations will be designated MIS Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

      MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

      Moody's Investors Service, Inc. commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. MIS employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) lending market positions in well established industries; (2) high rates of return on Funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

22.  Financial Statements
     ---------------------------------

(a)  Financial Statements -- Waddell & Reed Funds, Inc.

     Included in Part B:
     -------------------

     As of March 31, 1999
              Statement of Assets and Liabilities

     For the year ended March 31, 1999
              Statement of Operations

     For each of the two years in the period ended March 31, 1999
              Statement of Changes in Net Assets

     Schedule I -- Investment Securities as of March 31, 1999

     Report of Independent Accountants

                             REGISTRATION STATEMENT

                                     PART C

                                OTHER INFORMATION

23.  Exhibits:

     (a) Articles of Incorporation, as amended, filed May 16, 1997 as EX-99.B1-charter to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

          Articles Supplementary, filed May 16, 1997 as EX-99.B1-wrartsup to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

     (b) Bylaws, as amended, filed June 27, 1996 as EX-99.B2-wrbylaw to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A*

          Amendment to Bylaws attached hereto as EX-99.B(b)-wrbylaw2

     (c)  Not applicable

     (d) Investment Management Agreement with amended fee schedule to reflect the addition of Science and Technology Fund and High Income Fund, filed May 16, 1997 as EX-99.B5-wrima to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

     (e) Underwriting Agreement filed June 27, 1995 as EX-99.B6-wrua to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A*

     (f)  Not applicable

     (g)  Custodian Agreement, as amended, attached hereto as EX-99.B(g)-wrca

     (h) Shareholder Servicing Agreement, as amended, attached hereto as EX-99.B(h)-wrssa

          Accounting Services Agreement filed October 3, 1995, as EX-99.B9-wrasa to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A*

          Fund NAV Application filed February 3, 1995 as EX-99.B9-wrnavapp to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A*

          Fund Class B Application, as amended, filed May 16, 1997 as EX-99.B9-wrappcb to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

          Fund Class Y Application, filed October 3, 1995, as EX-99.B9-wrappcy to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A*

          Class Y Letter of Understanding, filed June 27, 1996 as EX-99.B9-wrlou to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A*

     (i)  Not Applicable

     (j) Consent of Deloitte & Touche LLP, Independent Accountants, will be attached as EX-99.B(j)-wrconsnt in the 485(b) filing to be completed on June 28, 1999.

     (k)  Not applicable

     (l) Agreement with initial shareholder, Waddell & Reed, Inc. filed June 2, 1992 as Exhibit (b)(13) to Pre-Effective Amendment No. 1 to the initial Registration Statement on Form N-1A*. Agreement with Initial Shareholder of Waddell & Reed Funds, Inc. Asset Strategy Fund, filed on June 27, 1995 as EX-99.B13-wragree to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A*

     (m) Distribution and Service Plan Class B shares, filed October 3, 1995 as EX-99.B15-wrdspcb to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A*

          Distribution and Service Plan Class Y shares, filed October 3, 1995 as EX-99.B15-wrdspcy to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A*

     (n) The applicable Financial Data Schedules, will be attached as EX-27.B17-wrfds1, EX-27.B17-wrfds2, EX-27.B17-wrfds3,
          EX-27.B17-wrfds4, EX-27.B17-wrfds5, EX-27.B17-wrfds6, EX-27.B17-wrfds7 and EX-27.B17-wrfds8 in the 485(b) filing to be completed on June 28, 1999.

     (o) Multiple Class Plan, filed June 27, 1996 as EX-99.B18-wrmcp to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A*

24.  Persons Controlled by or under common control with Registrant
     -------------------------------------------------------------

     None

25.  Indemnification
     ---------------

     Reference is made to Article 10.2 of the Registrant's Articles of Incorporation, filed May 16, 1997 as EX-99.B1-charter to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*; Article IX of the Bylaws, filed June 27, 1996 as EX-99.B2-wrbylaw to Post-Effective Amendement No. 7 to the Registration Statement on Form N-1A*; and Article V of the Underwriting Agreement filed June 27, 1995 as EX-99.B6-wrua to the Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A*, each of which provides indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers, employees and agents.

26.  Business and Other Connections of Investment Manager
     ----------------------------------------------------

     Waddell & Reed Investment Management Company is the Investment Manager of the Registrant under the terms of an Investment Management Agreement whereby it provides investment management services to the Registrant. Waddell & Reed Investment Management Company is not engaged in any business other than the provision of investment management services to those registered investment companies as described in Part A and Part B of this Post-Effective Amendment and to other investment advisory clients.

     Each director and executive officer of Waddell & Reed Investment Management Company has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of Waddell & Reed Investment Management Company or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant The address of the officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

     As to each director and officer of Waddell & Reed Investment Management Company, reference is made to Part A and Part B of this Post-Effective Amendment.

27.  Principal Underwriter and Distributor
     -------------------------------------

     (a) Waddell & Reed, Inc. is the principal underwriter and distributor of the Registrant's shares. It is also the principal underwriter to the following investment companies:

          United Funds, Inc.
          United International Growth Fund, Inc.
          United Continental Income Fund, Inc.
          United Vanguard Fund, Inc.
          United Retirement Shares, Inc.
          United Municipal Bond Fund, Inc.
          United High Income Fund, Inc.
          United Cash Management, Inc.
          United Government Securities Fund, Inc.
          United New Concepts Fund, Inc.
          United Gold & Government Fund, Inc.
          United Municipal High Income Fund, Inc.
          United High Income Fund II, Inc.
          United Asset Strategy Fund, Inc.
          Advantage I
          Advantage II
          Advantage Plus

     (b) The information contained in the underwriter's application on form BD, under the Securities Exchange Act of 1934, is herein incorporated by reference.

     (c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person.

28.  Location of Accounts and Records
     --------------------------------

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are under the possession of Mr. Robert L. Hechler and Ms. Kristen A. Richards, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

29.  Management Services
     -------------------

     There are no service contracts other than as discussed in Part A and B of this Post-Effective Amendment and listed in response to Items (b)(9) and
     (b)(15) hereof.

30.  Undertakings
     --------------

     Not applicable


---------------------------------
*Incorporated herein by reference

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, UNITED FUNDS, INC., UNITED INTERNATIONAL GROWTH FUND, INC., UNITED MUNICIPAL BOND FUND, INC., UNITED VANGUARD FUND, INC., UNITED HIGH INCOME FUND, INC., UNITED CASH MANAGEMENT, INC., UNITED NEW CONCEPTS FUND, INC., UNITED GOVERNMENT SECURITIES FUND, INC., UNITED MUNICIPAL HIGH INCOME FUND, INC., UNITED GOLD & GOVERNMENT FUND, INC., UNITED HIGH INCOME FUND II, INC., UNITED CONTINENTAL INCOME FUND, INC., UNITED RETIREMENT SHARES, INC., UNITED ASSET STRATEGY FUND, INC., TARGET/UNITED FUNDS, INC. AND WADDELL & REED FUNDS, INC. (each hereinafter called the "Corporation"), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, ROBERT L. HECHLER, and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:  November 18, 1998                        /s/Robert L. Hechler
                                                --------------------------
                                                Robert L. Hechler, President


/s/Keith A. Tucker        Chairman of the Board              November 18, 1998
-------------------                                          -----------------
Keith A. Tucker


/s/Robert L. Hechler      President, Principal               November 18, 1998
--------------------      Financial Officer and              ----------------
Robert L. Hechler         Director


/s/Henry J. Herrmann      Vice President and                 November 18, 1998
--------------------      Director                           ----------------
Henry J. Herrmann


/s/Theodore W. Howard     Vice President, Treasurer          November 18, 1998
--------------------      and Principal Accounting           ----------------
Theodore W. Howard        Officer


/s/James M. Concannon     Director                           November 18, 1998
--------------------                                         ----------------
James M. Concannon


/s/John A. Dillingham     Director                           November 18, 1998
--------------------                                         ----------------
John A. Dillingham


/s/David P. Gardner       Director                           November 18, 1998
-------------------                                          ----------------
David P. Gardner


/s/Linda K. Graves        Director                           November 18, 1998
--------------------                                         ----------------
Linda K. Graves


/s/Joseph Harroz, Jr.     Director                           November 18, 1998
--------------------                                         ----------------
Joseph Harroz, Jr.


/s/John F. Hayes          Director                           November 18, 1998
--------------------                                         ----------------
John F. Hayes


/s/Glendon E. Johnson     Director                           November 18, 1998
--------------------                                         ----------------
Glendon E. Johnson


/s/William T. Morgan      Director                           November 18, 1998
--------------------                                         ----------------
William T. Morgan


/s/Ronald C. Reimer       Director                           November 18, 1998
--------------------                                         ----------------
Ronald C. Reimer


/s/Frank J. Ross          Director                           November 18, 1998
--------------------                                         ----------------
Frank J. Ross, Jr.


/s/Eleanor B. Schwartz    Director                           November 18, 1998
--------------------                                         ----------------
Eleanor B. Schwartz


/s/Frederick Vogel III    Director                           November 18, 1998
--------------------                                         ----------------
Frederick Vogel III



Attest:

/s/Kristen A. Richards
--------------------------------
Kristen A. Richards
Assistant Secretary

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(a) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Overland Park, and State of Kansas, on the 30th day of April, 1999.

                           WADDELL & REED FUNDS, INC.

                                  (Registrant)

                            By /s/ Robert L. Hechler*
                            ------------------------
                          Robert L. Hechler, President

         Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

         Signatures          Title
         ----------          -----

/s/Keith A. Tucker*          Chairman of the Board          April 30, 1999
----------------------                                      ----------------
Keith A. Tucker


/s/Robert L. Hechler*        President, Principal           April 30, 1999
----------------------       Financial Officer and          ----------------
Robert L. Hechler            Director


/s/Henry J. Herrmann*        Vice President and             April 30, 1999
----------------------       Director                       ----------------
Henry J. Herrmann


/s/Theodore W. Howard*       Vice President, Treasurer      April 30, 1999
----------------------       and Principal Accounting       ----------------
Theodore W. Howard           Officer


/s/James M. Concannon*       Director                       April 30, 1999
------------------                                          ----------------
James M. Concannon


/s/John A. Dillingham*       Director                       April 30, 1999
------------------                                          ----------------
John A. Dillingham


/s/David P. Gardner*         Director                       April 30, 1999
------------------                                          ----------------
David P. Gardner


/s/Linda K. Graves*          Director                       April 30, 1999
------------------                                          ----------------
Linda K. Graves


/s/Joseph Harroz, Jr.*       Director                       April 30, 1999
------------------                                          ----------------
Joseph Harroz, Jr.


/s/John F. Hayes*            Director                       April 30, 1999
-------------------                                         ----------------
John F. Hayes


/s/Glendon E. Johnson*       Director                       April 30, 1999
-------------------                                         ----------------
Glendon E. Johnson


/s/William T. Morgan*        Director                       April 30, 1999
-------------------                                         ----------------
William T. Morgan


/s/Ronald C. Reimer*         Director                       April 30, 1999
------------------                                          ----------------
Ronald C. Reimer


/s/Frank J. Ross, Jr.*       Director                       April 30, 1999
------------------                                          ----------------
Frank J. Ross, Jr.


/s/Eleanor B Schwartz*       Director                       April 30, 1999
-------------------                                         ----------------
Eleanor B. Schwartz


/s/Frederick Vogel III*      Director                       April 30, 1999
-------------------                                         ----------------
Frederick Vogel III


*By
    Kristen A. Richards
    Attorney-in-Fact

ATTEST:
   David R. Burford
   Assistant Secretary